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                                                                    Exhibit 10.1

                               AGREEMENT OF LEASE

                                 OFFICE BUILDING

THIS AGREEMENT OF LEASE, made as of the 14th day of June, 1994, by and between WHT REAL ESTATE LIMITED PARTNERSHIP, a Delaware Limited Partnership (hereinafter called "Landlord"), and SOFTWORKS, INC., incorporated in the State of Maryland (hereinafter called "Tenant").

WITNESSETH:

1. Basic Terms.

     (a)   Address of Landlord:    WHT Real Estate Limited Partnership
                                   c/o WHT Investors, Inc., general partner
                                   Lawrence A. Corson
                                   Assistant Vice President
                                   600 East Las Colinas Blvd.
                                   Suite 1900
                                   Irving, Texas 75039

            or such other address as may from time to time be designated by Landlord in writing.

      (b)   Address of Tenant:      Softworks, Inc.
                                    7700 Old Branch Avenue
                                    Clinton, Maryland

            or such other address as may from time to time be designated by Landlord in writing.

      (c) Premises: Suite No. 300 and 400 located on the entire third (3rd) and fourth (4th) floors consisting of approximately 24,786 rentable square feet of area in the Building as shown on Exhibit "A" attached hereto.

      (d) Building: The Building in which the Premises are located, the common address of which is 5845 Richmond Highway, Alexandria, Virginia 22303. The legal description of the parcel of land on which the Building is situated is attached hereto as Exhibit "B".

      (e) Property: The Building, the parcel of land upon which the Building is situated and any other improvements thereon.


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      (f)   Guarantor(s): Not applicable.

      (g) Lease Term: This Lease shall be in full force and effect from the date it has been executed by both Landlord and Tenant. Subject to adjustment as provided in Paragraph 5 hereof, the term of this Lease shall be for a period seven (7) years commencing on September 1, 1994 (the "Commencement Date"), and ending on August 31, 2001 (the "Expiration Date"), unless this Lease shall be sooner terminated as set forth herein.

      (h) Rent: All sums, moneys, payments, costs and expenses required to be paid by Tenant to Landlord pursuant to this Lease.

      (i) Minimum Annual Rent: $297,432.00; See Addendum to Agreement of Lease, Paragraph 1(i).

      (j) Monthly Rent Installment: $24,786.00; See Addendum to Agreement of Lease, Paragraph 1(j).

      (k) Base Amount: Base Calendar Year 1994, See Addendum to Agreement of Lease, Paragraph 1(k).

      (l) Tenant's Share of Annual Operating Costs: 26.5%; See Addendum to Agreement of Lease, Paragraph 1(k).

      (m) Security Deposit: $24,786.00; See Addendum to Agreement of Lease, Paragraph 4.

      (n)   Permitted Uses: General office.

      (o) Broker(s): The Carey Winston Company and Barnes, Morris, Pardoe & Foster, Inc.

      (p)   Tenant Improvement Plans Due: See Exhibit C.

2. Effect of Reference to Basic Terms. Each reference in this Lease to any of the Basic Terms contained in Paragraph 1 shall be construed to incorporate into such reference all of the definitions set forth in Paragraph 1.

3. Lease of Premises. Landlord, in consideration of the Rent to be paid and the covenants and agreements to be performed by Tenant, does hereby lease unto Tenant the Premises, as designated in Item (c) of Basic Terms, constructed in accordance with the lease plans and specifications showing interior improvements to be constructed by Tenant as set forth on Exhibit "C" attached hereto, together with the non-exclusive right and easement to use the parking areas and other common facilities in or on the Building and the Property (including without limitation the driveways, sidewalks, loading and parking areas, lobbies, and hallways) which may from time to time be furnished by Landlord in


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      common with Landlord and the tenants and occupants (their agents, employees, customers and invitees) of the Building. Tenant agrees that Tenant's consent shall not be required for any additions, reductions, or modifications of such common area facilities including the construction of free-standing buildings on any portions of the common areas. Any additions, reductions, or modifications of such common area facilities and/or free standing buildings shall be done in good and workmanlike manner by Landlord or Landlord's contractors and shall comply at the time of completion with all applicable laws, ordinances, regulations and orders of federal, state, county or other governmental authorities having jurisdiction thereof. Tenant acknowledges and agrees that Landlord shall have the right to make reasonable rules and regulations governing the location and use of all parking areas and common facilities, and Tenant shall be governed thereby.

4. Completion by Tenant. The Premises shall be completed by Tenant in accordance with the plans and specifications attached hereto or to be attached hereto as Exhibit "C" (hereinafter called the "Tenant Improvement Work Agreement"). If the Tenant Improvement Plans have not been attached upon execution hereof, Tenant shall submit same no later than the date specified in Item (p) of Basic Terms. All necessary construction shall be commenced promptly and shall, subject to Paragraph 5 hereof, be substantially completed ready for use and occupancy by Tenant on the Commencement Date set forth in Item (g) of Basic Terms; provided, however, that the time for substantial completion of the Premises shall be extended for additional periods of time equal to the time lost by Tenant or Tenant's contractors, subcontractors or suppliers (such additional periods not to exceed, in the aggregate, sixty (60) days) due to strikes or other labor troubles, governmental restrictions and limitations, scarcity, unavailability or delays in obtaining fuel, labor or materials, war or other national emergency, accidents, floods, defective materials, fire damage or other casualties, weather conditions, or any cause similar or dissimilar to the foregoing that is beyond the control of Tenant. If Tenant is unable to substantially complete all necessary construction or deliver possession of the Premises to Tenant on the Commencement Date because Tenant has failed to deliver its Tenant Improvement Plans by the date specified in Item (p) of Basic Terms, or because Tenant has requested changes in the Tenant Improvement Plans submitted to Landlord, or because Tenant has requested changes in the Tenant Improvement Plans submitted to Landlord, or because of other causes attributable to Tenant, then the Lease Term shall commence, and Tenant shall pay all Rent due hereunder, as of the Commencement Date designated in Item (g) of Basic Terms, even though Tenant has not taken possession of the Premises by such date. All construction shall be done in good and workmanlike manner by Tenant or Tenant's contractors and shall comply at the time of completion with all applicable laws, ordinances, regulations and orders of the federal, state, county or other governmental authorities having jurisdiction thereof. Except as may result from its enforcement of the provisions of the Tenant Improvement Work Agreement, Landlord shall not interfere with or delay the work to be performed hereunder by Tenant, or the contractors and workmen engaged in the work to be performed hereunder by Tenant, and Tenant shall have obtained furnishings or equipment. Tenant will be responsible for all costs resulting from any work provided for on Exhibit "C", including but not limited to architectural and engineering charges, change orders, materials and supplying, etc.


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5.    Term. The Lease Term, as designated in Item (g) of Basic Terms, shall commence on the Commencement Date, as designated in Item (g) of Basic Terms, Landlord anticipates the delivery of the Premises to Tenant on June 1, 1994. In the event Landlord fails to deliver the Premises because the previous occupant of the Premises is holding over, or for any other cause beyond Landlord's control, Landlord shall not be liable to Tenant for any damages as a result of Landlord's delay in delivering the Premises, nor shall any delay affect the validity of this Lease, and the Commencement Date of this Lease shall be postponed until ninety (90) days after receipt of written notice by Landlord of the third (3rd) floor availability for Tenant Improvement Work. Notwithstanding the foregoing, Landlord shall deliver the Premises not later than July 1, 1994. The Lease Term shall commence without regard to the work that is incomplete. Unless sooner terminated in accordance with the terms hereof, the Lease Term shall end without the necessity for notice from either party to the other at 12:01 a.m. local time on the Expiration Date designated in Item (g) of Basic Terms, provided however that in the event of any postponement of the Commencement Date as provided in this Paragraph 5, the Lease Term shall remain the same, but the Expiration Date shall be extended for the same number of days the Commencement Date was postponed. If the permission is given to Tenant to enter into possession of the Premises, or to occupy premises other than the Premises, prior to the Commencement Date of the Lease Term, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, conditions and provisions of this Lease. Tenant shall complete and furnish to Landlord, on or before occupancy of the premises, the First Amendment to Lease attached hereto as Exhibit "D", which shall acknowledge the actual Commencement Date and Expiration Date of the Lease.

6. Use of Premises. Tenant shall occupy the Premises throughout the Lease Term and shall use the same for and only for the non-residential purpose or purposes set forth in Item (n) of Basic Terms and for no other purposes whatsoever without the written consent of Landlord, which consent shall not be unreasonably withheld. Tenant shall not use or occupy the Premises for any unlawful purpose or in any manner that will constitute waste, nuisance or unreasonable annoyance to Landlord or other tenants of the Building. Tenant shall comply with all the present and future laws, ordinances (including zoning ordinances, and environmental and land use requirements), regulations, and orders of the United States of America, the Commonwealth of Virginia, the County of Fairfax, and any other public or quasi-public authority having jurisdiction over the Premises, concerning the use, occupancy and condition of the Premises and all machinery, equipment and furnishings therein.

7.    Rent.

      (a) Minimum Annual Rent. Tenant shall pay the Minimum Annual Rent designated in Item (i) of Basic Terms in equal monthly installments, as designated in Item (j) of Basic Terms, in advance, on the first day of each calendar month during the Lease Term; provided, however, that the minimum rent for the first full months shall be paid upon the signing of this Lease. If the Commencement Date shall fall


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            on a day other than the first day of a calendar month, the rent shall be apportioned pro rata on a per-diem basis for the period between the Commencement Date and the first day of the following calendar month and such apportioned sum shall be paid on the Commencement Date. In addition, tenant shall pay Landlord without setoff the additional rent as hereinafter set forth. Unless otherwise specifically provided, all sums shall be paid to Landlord at the address designated in Item (a) of Basic terms or at such other address as Landlord shall designate in writing to Tenant.

      (b)   Additional Rent.

            (i) Annual Operating Costs. As used herein, the term "Annual Operating costs" shall mean the costs to Landlord of operating and maintaining the Property during each calendar year of the Lease Term. Such costs shall include by way of example rather than limitation: all real estate taxes and assessments, general or special, ordinary or extraordinary, imposed upon the Property (including all improvements thereto), all insurance premiums, fees, impositions, costs for repairs, maintenance, service contracts, management fees, governmental permits, overhead expenses, costs of furnishing water, sewer, gas, fuel, electricity and other utility services, janitorial service, trash removal, and the costs of any other items attributable to operating or maintaining any or all of the Property excluding any costs which under generally accepted accounting principles are capital expenditures; provided, however, that Annual Operating Costs shall also include the annual amortization (over the anticipated useful life) of the cost of a capital improvement, plus any interest or financing charges thereon, falling within any of the following categories: (i) a labor-saving or energy-saving device or improvement which eliminates any other component of Annual Operating Costs or which reduces any such Annual Operating Costs from the costs that would have been incurred had such device or improvement not been installed; (ii) an installation or improvement required by reason of any law, ordinance or regulation, which requirement did not exist on the date of this Lease and is generally applicable to similar office buildings; or (iii) an installation or improvement which directly enhances safety of tenants in the Building generally. If Landlord shall receive an abatement of any real estate taxes or assessments imposed upon the Property, Landlord shall promptly pay or credit to Tenant an amount equal to Tenant's share of the proceeds of such abatement, after deducting Landlord's cost in obtaining the same. If, due to a future change in the method of taxation, any other tax, however designated, is imposed in substitution for or in addition to real estate taxes, then such other tax shall be included within Annual Operating Costs. The cost of all goods, services, labor and materials supplied or furnished by Landlord at the written request of Tenant solely for the benefit of Tenant and/or the Leased Premises shall not be included within Annual Operating Costs and shall be paid by Tenant promptly upon being billed therefor. See Addendum to Agreement of Lease, Paragraph 3.(a).


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            (ii)  Base Amount. In addition to the Minimum Annual Rent and annual adjustments thereto, Tenant shall pay annually as additional rent the Base Amount set forth in Item (k) of Basic Terms. The Base Amount shall be payable in equal monthly installments concurrent with and in the same manner as Tenant's payment of the Minimum Annual Rent and adjustments thereto. The Base amount represents Landlord's estimate of Tenant's share of the Annual Operating Costs for the first year of this Lease; to the extent the Base Amount is less than Tenant's share of the Annual Operating Costs as calculated for any given calendar year, Landlord shall credit such excess to Tenant's account for the following month, and in the event the Base Amount is less than Tenant's share of the Annual Operating Costs as calculated for any given calendar year, Tenant shall, within ten (10) days of the certification of said Annual Operating Costs, as provided in subparagraph (iv) below, pay to Landlord the amount of such deficiency.

            (iii) Computation of Tenant's Share of Annual Operating Costs. See
                  Addendum to Agreement of Lease, Paragraph 3.(b).

            (iv) Payments. Tenant, promptly upon being billed therefor, shall pay to Landlord as additional rent the amount by which Tenant's share of the Annual Operating Costs exceeds the Base Amount (it being the intention that by virtue of Tenant's payment of the Base Amount and the amount set forth in this subsection (b)(iv), Tenant will pay each year its share of the total Annual Operating Costs). If only part of any calendar year shall fall within the Lease Term, the amount computed as additional rent with respect to such calendar year under the foregoing provisions shall be prorated in proportion to the portion of such calendar year falling within the Lease Term. The expiration of the Lease Term prior to the end of such calendar year shall not impair Tenant's obligation to pay such prorated portion as aforesaid. Notwithstanding the foregoing provisions of this Paragraph 7 to the contrary, Landlord shall have the right, at its option, to make from time to time during the Lease Term a reasonable estimate of the additional rent which may become due hereunder with respect to any calendar year, and to require Tenant to pay to Landlord, at the time the monthly installments of Minimum Annual Rent are payable, the amount obtained by dividing such estimate of additional rent by the number of months remaining in such year. Landlord shall cause the actual amount of Tenant's share of the Annual Operating Costs to be computed and certified to Tenant within one hundred and twenty (120) days following the end of each calendar year (or as soon thereafter as may be practicable), and Tenant shall within ten (10) days of receipt of the certification thereof pay to Landlord the amount of any deficiency or Landlord shall credit any overpayment to Tenant's account for the following month, as the case may be. Tenant shall have the right to inspect the books and records used by Landlord in calculating the Annual Operating Costs within sixty (60) days of receipt of the certification during regular business hours after having


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                  given Landlord written notice at least forty-eight (48) hours prior thereto; provided, however, that Tenant shall make all payments of additional rent without delay, and that Tenant's obligation to pay such additional rent shall not be contingent on any such right.

            (v) Late Payment. If Tenant shall fail to pay, when the same is due and payable, any Minimum Annual Rent or any additional rent, or any other charges or payments designated as Rent in Item (i) of Basic Terms, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate per annum which is two percent (2%) higher than the "reference rate", "base rate" or "prime rate", or similar rate announced as such by Chase Manhattan Bank, but in no event higher than the legal limit.

8.    Security Deposit. See Addendum to Agreement of Lease, Paragraph 4.

9.    Insurance and Indemnification.

      (a) Insurance by Landlord. Landlord shall at all times during the Lease Term carry, at its own expense, a policy of insurance which insures the Building, including the Premises, against loss or damage by fire or other casualty (namely, the perils against which insurance is afforded by a standard fire insurance policy and extended coverage endorsement including, without limitation, rental interruption coverage for all leased space in the Building); provided, however, that Landlord shall not be responsible for, and shall not be obligated to insure against, any loss of or damage to any personal property of Tenant, or which Tenant may have in the Building or the Premises or any trade fixtures installed by or paid for by Tenant on the Premises or any additional improvements after the Commencement Date which Tenant may construct on the Premises, and Landlord, unless due to Landlord's gross negligence or willful misconduct, shall not be liable for any loss or damage to such property, regardless of cause. If any alterations or improvements after the Commencement Date are made by Tenant pursuant to Paragraph 17 hereof result in an increase of the premiums charges during the Lease Term on the casualty insurance carried by Landlord on the Building, then the cost of such increase in insurance premiums shall be borne by Tenant, who shall reimburse Landlord for the same as additional rent after being separately billed therefor. The annual cost of all such insurance maintained by Landlord shall be considered as a part of the annual Operating Costs of the Property. If requested in writing by Tenant, Landlord shall promptly deliver to Tenant certified copies or other written evidence of such policies and written evidence that all policies are in effect.

      (b) Insurance by Tenant. Tenant shall, at all times during the Lease Term, at Tenant's cost, obtain and keep in effect the following insurance insuring Tenant, Landlord and all mortgagees and any other person or entity designated by Landlord as having an interest in the Property (as their interest may appear):


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            (i)   Insurance upon all property situated in the Premises owned by
                  Tenant or for which Tenant is legally liable and on fixtures and improvements installed in the Premises by or on behalf of Tenant. Such polices shall be for an amount of not less than 100% of the full replacement cost with coverage against at least fire with standard extended coverage, vandalism, malicious mischief, sprinkler leakage and water damage. If there is a dispute as to the replacement cost amount, the decision of Landlord shall be conclusive.

            (ii) Business interruption insurance in an amount sufficient to reimburse Tenant for direct or indirect loss of earnings attributable to prevention of access to the Building or Premises as a result of such perils;

            (iii) Commercial General Liability insurance including fire, legal liability and contractual liability insurance coverage with respect to the Building and the Premises. The coverage is to include activities and operations conducted by Tenant and any other person in the Premises and Tenant and any other person performing work on behalf of Tenant and those for whom Tenant is by law responsible in any other party of the Building. Such insurance shall be written on a comprehensive basis with inclusive limits of not less than $2,000,000 for each occurrence for bodily injury and property damage or such higher limits as Landlord, acting reasonably, may require from time to time, provided, however, that such higher limits are commercially reasonable. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Landlord shall be named on all liability policies maintained by Tenant.

            (iv) Worker's Compensation insurance for all Tenant's employees working in the Premises in an amount sufficient to comply with applicable laws or regulations;

            (v) Any other form of insurance as Tenant, Landlord or its mortgagee, may reasonably require from time to time. Such insurance shall be in form, amounts and for the risks which a prudent Tenant would insure.

All policies of insurance maintained by Tenant shall be in a form acceptable to Landlord; issued by an insurer acceptable to Landlord, which acceptability shall not be unreasonably withheld; and licensed to do business in the state in which the Property is located; and require at least thirty (30) days written notice to Landlord of termination or material alteration and waive, to the extent available, any right of subrogation against Landlord. All policies shall provide that the interests of Landlord, its mortgagee or those names insured designated by Landlord shall not be invalidated because of any breach or violation of any warranties, representations, declarations or conditions contained in the policies. All policies must contain a severability of interest clause, a cross-liability clause and shall be primary and shall not provide for contribution of any other insurance available to Landlord, its mortgagee, or those named insureds designated by Landlord. If requested by Landlord, Tenant shall, upon the Commencement Date designated in Item (g) of Basic Terms, and thereafter within fifteen(15) days prior to the expiration date of each such


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policy, promptly deliver to Landlord certified copies or other written evidence of such policies and written evidence satisfactory to Landlord that all premiums have been paid and all policies are in effect. If Tenant fails to secure or maintain any insurance coverage required by Landlord, or should insurance secured not be approved by Landlord and such failure or approval not be corrected within 48 hours after written notice from Landlord, Landlord may, without obligation, purchase such required insurance coverage at Tenant's expense. Tenant shall promptly reimburse Landlord for any monies so expended as additional rent.

      (c) Tenant's Contractor's Insurance. Tenant shall require any contractor of Tenant permitted to perform work in, on or about the Premises to obtain and maintain the following insurance coverage at no expense to Landlord:

            (i) Commercial General Liability Insurance, including a Broad Form General Liability Endorsement, in the amount of $1,000,000, naming Landlord and Tenant as insured.

            (ii) Workers Compensation Insurance for all contractor's employees working in the premises in an amount sufficient to comply with applicable laws or regulations.

            (iii) Employers Liability Insurance in an amount not less than
                  $100,000.

            (iv) Any other insurance as Tenant, Landlord or its mortgagee may require from time to time.

      (d) Indemnification. Tenant, at Tenant's sole cost and expense, shall indemnify and hold harmless Landlord from all loss, claim, demand, damage, liability or expense, including attorneys' fees, resulting from any injury to or death of any person or any loss of or damage to any property caused by or resulting from any act, omission or negligence of Tenant or any officer, employee, agent, contractor, licensee, guest, invitee or visitor of Tenant in or about the Premises or the Building, but the foregoing provision shall not be construed to make Tenant responsible for loss, damage, liability or expense resulting from injuries to third parties caused by any act, omission or negligence of Landlord or of any officer, employee, agent, contractor, invitee, licensee or visitor of Landlord. Landlord shall not be liable for any loss or damage to person, property or Tenant's business sustained by Tenant, or other persons, which may be caused by the Building or the Premises, or any appurtenances thereto, being out of repair or by the bursting or leakage of any water, gas, sewer or steam pipe, or by theft or by any act of neglect of any tenant or occupant of the Building, or any other person, unless due to Landlord's negligence or willful misconduct.

      (e) Waiver of Subrogation. Landlord and Tenant each agree that neither Landlord nor Tenant (and their successors and assigns) will have any claim against the other for any loss, damage or injury which is covered by insurance carried by either party and for which recovery from such insurer is made, notwithstanding the negligence of either party in causing the loss. This release shall act valid only


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            if the insurance policy in question expressly permits waiver of subrogation or if the insurer agrees in writing that such waiver of subrogation will not affect coverage under said policy. Each party agrees to use its best efforts to obtain such an agreement from its insurer if the policy does not expressly permit a waiver of subrogation.

      (f) Increase of Premiums. Tenant will not do anything or fail to do anything which will cause the cost of Landlord's insurance to increase or which will prevent Landlord from procuring policies (including but not limited to public liability) from companies and in a form satisfactory to Landlord. If any breach of this Paragraph 9(f) by Tenant shall cause the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as additional rent promptly upon being billed therefor.

      (g) Tenant's Additional Insurance. Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Paragraph 9, and in the event Tenant believes that any such insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as Tenant deems adequate.

10.   Damage by Fire or Other Casualty; Casualty Insurance.

      (a) Obligation to Repair or Rebuild. If the Premises or Building shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord of any damage or destruction to the Premises, and Landlord, subject to the mortgagee's consent and to the conditions set forth in this Paragraph 10, shall repair, rebuild or replace such damage and restore the Premises and/or the Building, subject to subparagraph (f) below, to substantially the same condition in which they were immediately prior to such damage or destruction; provided, however, that Landlord shall only be obligated to restore such damage which is covered by the fire and other extended coverage insurance policies.

      (b) Commencement and Completion of Work. The work shall be commenced promptly and completed with due diligence, taking into account the time required by Landlord to effect a settlement with, and procure insurance proceeds from, the insurer and for delays beyond Landlord's reasonable control.

      (c) Application of Proceeds. The net amount of any insurance proceeds (excluding proceeds received pursuant to the rental interruption coverage obtained by Landlord in accordance with Paragraph 9(a) hereof), recovered by reason of the damage or destruction of the Building in excess of the cost of adjusting the insurance claim and collecting the insurance proceeds (such excess amount being hereinafter called the "net insurance proceeds") shall be applied towards the reasonable cost of restoration. If in Landlord's sole opinion the net insurance proceeds will not be adequate to complete such restoration, Landlord shall have


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            the right to terminate this Lease and all the unaccrued obligations of the parties hereto by sending a written notice of such termination to Tenant, the notice to specify a termination date no less than ten (10) days after its transmission; provided, however, that if the damage relates only to the Premises and occurs prior to the last two (2) years of the Lease Term, Tenant, subject to subparagraph (f) below, may require Landlord to withdraw the notice of termination by agreeing to pay the cost of restoration in excess of the net insurance proceeds and by giving Landlord adequate for such payment prior to the termination date specified in Landlord's notice of termination. If the net insurance proceeds are more than adequate, the amount by which the net insurance proceeds exceed the cost of restoration will be retained by Landlord.

      (d) Tenant's Fixtures and Improvements. Landlord's obligation or election to restore the Premises under this Paragraph 10 shall not include the repair, restoration or replacement of the fixtures, improvements, alterations, furniture or any other property owned, installed, made by, or in the possession of Tenant.

      (e) Abatement of Rent. Tenant will receive an abatement of its Minimum Annual Rent and Additional Rent to the extent and during the time the Premises are rendered untenantable due to casualty, such rent to abate in such proportion as the part of the Premises thus destroyed or rendered untenantable bears to the total Premises while such repairs are being made. If the Premises are so slightly damaged by such fire or other casualty as not to be rendered untenantable, Landlord shall make the repairs its deems necessary with reasonable promptness and the payment of rent shall not be affected thereby. Landlord shall reasonably judge as to whether such destruction or damage has caused the Building or the Premises to be untenantable or whether the same cannot be rendered tenantable within the one hundred twenty (120) day period set forth in subparagraph (f) below. Tenant shall, at its own cost and expense, remove such of its furniture and furnishings and other belongings from the Premises as Landlord shall require in order to repair and restore the Premises.

      (f) Landlord's Option Not to Restore. Notwithstanding the foregoing provisions, if there is substantial destruction of the Building, or if, in the reasonable judgment of Landlord, such damage cannot be repaired and the Premises cannot be made tenantable within one hundred twenty (120) days of such damage, Landlord shall have the option not to restore, and may elect to terminate this Lease by sending notice as referred to in subparagraph (c) above, without giving Tenant the right to cause the notice of termination to be withdrawn. Landlord shall notify Tenant in writing within forty-five
            (45) days after the date of such damage or destruction of Landlord's estimate of the period of time required to repair and restore the Premises to tenantable condition. If such period of time exceeds one hundred and fifth (150) days, Tenant shall also have the right to terminate this Lease by written notification to Landlord of such termination within fifteen (15) days of delivery of Landlord's notice to Tenant.

11.   Condemnation.

      (a) Termination. (i) If all of the Premises are covered by a condemnation; or (ii) if any part of the Premises is covered by a condemnation and the remainder thereof is insufficient for the reasonable operation therein of Tenant's business; or, (iii) if any of the Property is covered by a condemnation and, if Landlord's reasonable opinion, it would be impractical or the condemnation proceeds are insufficient to restore the remainder of the Property; then, in any such event, this Lease shall terminate and all obligations hereunder shall cease as of the date upon which possession is taken by the condemnor and the Rent herein reserved shall be apportioned and paid in full by Tenant to Landlord to that date and all Rent prepaid for periods beyond that date shall forthwith be repaid by Landlord to Tenant.

      (b) Partial Condemnation. If there is a partial condemnation and this Lease has not been terminated pursuant to subparagraph (a) hereof, Landlord shall restore the Building and the improvements which are part of the Building to a condition and size as nearly comparable as reasonably possible to the condition and size thereof immediately prior to the date upon which possession shall have been taken by the condemnor. If the condemnation proceeds are more than adequate to cover the cost of restoration and Landlord's expenses in collecting the condemnation proceeds, any excess proceeds shall be retained by Landlord. If there is a partial condemnation and this Lease has not been terminated by the date upon which the condemnor shall have obtained possession, the obligations of Landlord and Tenant under this Lease shall be unaffected by such condemnation except that there shall be an equitable abatement of the Minimum Annual Rent in direct proportion to the amount of the Premises so taken.

      (c) Award. In the event of a condemnation affecting Tenant, Tenant shall have the right to make a separate claim against the condemnor for removal and relocation costs and expenses and the taking of Tenant's tangible property; provided and to the extent, however, that such claims or payments do not reduce the sums otherwise payable by the condemnor to Landlord. Except as aforesaid, Tenant hereby waives all claims against Landlord and against the condemnor, and Tenant hereby assigns to Landlord all claims against the condemnor including, without limitation, all claims for leasehold damages and diminution in value of Tenant's leasehold interest.

      (d) Temporary Taking. If the condemnor should take only the right to possession of the Premises for a fixed period of time or for the duration of an emergency or other temporary condition, then, notwithstanding anything hereinabove provided, this Lease shall continue to full force and effect without any abatement of Rent, but the amounts payable by the condemnor with respect to any period of time prior to the expiration or sooner termination of this Lease shall be paid by the condemnor to Landlord and the condemnor shall be considered a subtenant of Tenant. Landlord shall apply the amount received from the condemnor applicable to the Rent due hereunder net of costs to Landlord for the collection thereof, or as much thereof as may be necessary for the purpose, toward the amount due from Tenant as Rent for that period; and Tenant shall pay to Landlord any deficiency between the amount thus paid by the condemnor and the amount of the Rent, or Landlord shall credit to future rental payments due from Tenant any excess of the amount of the award over the amount of the Rent.

12. Non-Abatement of Rent. Except as otherwise expressly provided as to damage by fire or by any other casualty in subparagraph (e) of Paragraph 10 and as to condemnation in subparagraphs (a) and (b) of Paragraph 11, and as otherwise provided under this Lease, there shall be no abatement or reduction of the minimum rent, additional rent or other sums payable hereunder for any cause whatsoever, and this Lease shall not terminate, and Tenant shall not be entitled to surrender or abandon the Premises.

13.   Repairs and Maintenance.

      (a) Tenant's Obligations. Tenant, at its sole cost and expense and throughout the Lease Term and any renewals or extensions thereof, shall keep and maintain the Premises in a neat, safe and orderly condition and shall make all necessary non-structural repairs thereto. Tenant shall not use or permit the use of any portion of the common areas for other than their intended use. Upon the expiration of the Lease Term, Tenant shall yield and deliver up the Premises in like condition as when taken, reasonable use and wear thereof and repairs required to be made by Landlord excepted. Anything hereinabove to the contrary notwithstanding, from and after the date Tenant has taken occupancy of the Premises, any repairs, additions or alterations to the Premises which are required by OSHA shall be promptly made by Tenant, at its sole expense, if or to the extent that such repairs, additions or alterations are required only with respect to the Premises, and any such repairs, additions and/or alterations made by Tenant shall be subject to the provisions of this Paragraph 13 and Paragraph 17 hereof.

      (b) Landlord's Obligations. Landlord, subject to subparagraph (c) below, throughout the Lease Term and any renewals or extensions thereof, shall make all necessary structural repairs to the Building and any necessary repairs to the mechanical, HVAC, electrical and plumbing systems in or servicing the Premises, excluding repairs to any such systems or components thereof which are not of, the same type and nature as those provided by Landlord as part of the Building standard improvements; provided, however, that Landlord shall have no responsibility to make any repairs unless and until Landlord receives written notice of the need for such repair. Except as otherwise provided herein, the cost of all such repairs shall be borne by Landlord and included as part of Annual Operating Expenses. Tenant shall within a reasonable time report in writing to Landlord any defective condition known to Tenant in the demised premises which Landlord is required to repair. Failure to so report shall make Tenant responsible for the additional damages resulting from such failure to so report. Landlord shall not be liable for any failure to make repairs or to perform any maintenance or to initiate the process to make such repairs and maintenance unless such failure shall persist for an unreasonable time after written notice of the need for such repairs or maintenance is received by Landlord from Tenant. Landlord shall keep repaired and maintain all common areas of the Property and any sidewalks, parking areas, curbs and access ways adjoining the Property in a clean and orderly condition.

      (c) Interference with Use of Premises; No Release from Obligations. In the event that Landlord shall deem it necessary, or be required by any governmental authority, to repair, alter, remove, reconstruct or improve any part of the Premises or the Building (unless the same result from Tenant's act, neglect, default or mode of operation, in which event Tenant shall make all such repairs, alterations and improvements), then the same shall be made by Landlord with best efforts and should the making of such repairs, alterations or improvements cause any interference with Tenant's use of the Premises, such interference shall not relieve Tenant from the performance of its obligations hereunder, nor shall such interference be deemed an actual or constructive eviction or partial eviction or result in an abatement of Rent, except as otherwise provided in Paragraph 14(d) below. Notwithstanding the foregoing, Tenant shall, at its own cost and expense, make all repairs and provide all maintenance in connection with any alterations, additions or improvements made by Tenant pursuant to Paragraph 17 hereof.

14.   Utilities and Services.

      (a) Utilities and Services Furnished by Landlord. Provided Tenant is not in default hereunder, Landlord agrees to furnish or cause to be furnished to the Premises, the utilities and services described below, subject to the conditions and in accordance with the standards set forth in this Paragraph 14.

            (i) Landlord shall provide automatic elevator facilities Monday through Friday from 8 a.m. to 6 p.m., and on Saturday from 9 a.m. to 1 p.m. At least one elevator shall be available for use at all other times;

            (ii) Landlord shall furnish heat or air conditioning Monday through Friday from 8 a.m. to 6 p.m. and on Saturdays from 9 a.m. to 1 p.m., when, in the judgment of Landlord, it is required for the comfortable occupancy and use of the Premises. Upon request, Landlord shall make available, at Tenant's expense, after-hours heat or air conditioning. The minimum use of after-hours heat or air conditioning and the cost thereof shall be determined from time to time by Landlord and confirmed in writing to Tenant;

            (iii) Landlord shall furnish to the Premises, subject to
                  interruptions beyond Landlord's control, such electricity as is required for the use of the office lighting and electrical outlets 24 hours per day, 365 days per year as provided in building standard;

            (iv) Landlord shall furnish water for drinking; cleaning and lavatory purposes only;

            (v) Landlord shall provide cleaning and janitorial services to the Premises, as described in Exhibit "E" attached hereto and made a part hereof.

      (b) Special and Additional Usage. Landlord may impose a reasonable charge for any utilities and services, including without limitation, air conditioning, electricity, and water, provided by Landlord by reason of: (i) any use of the Premises at any time other than the hours set forth above; (ii) any use beyond what Landlord agrees herein to furnish; or (iii) special electrical, cooling and ventilating needs created by Tenant's telephone equipment, computers, electronic data processing equipment and other similar equipment or uses. Landlord, at its option, may require installation of metering devices, at Tenant's expense, for the purpose of metering Tenant's utility consumption.

      (c) Cooperation; Payment of Charges, Approval of Special Equipment Usage. Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Tenant agrees to pay any charge imposed by Landlord pursuant to Paragraph
            (b) above and any failure to pay any excess costs as described above shall constitute a breach of the obligation to pay Rent under this Lease and shall entitle Landlord to the rights herein granted for such breach. Tenant's use of electricity shall at no time exceed the capacity of the service to the Premises or the electrical risers or wiring installation. Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises, without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

      (d) Failure, Stoppage or Interruption of Service; No Release from Obligations. Landlord shall not be liable for, and Tenant shall not be entitled to any abatement or reduction of Rent by reason of, Landlord's failure to furnish any of the foregoing services when such failure is caused by accident, breakage, repairs, riots, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Landlord's immediate control or for stoppage or interruptions of any such services for the purpose of making necessary repairs or improvements. Failure, stoppage or interruption of any such service shall not be construed as an actual or constructive eviction or as a partial eviction against Tenant, or release Tenant from the prompt and punctual performance by Tenant of the covenants contained herein. However, if there is an interruption in utilities or services, beyond Landlord's control, and said interruption continues for five (5) consecutive business days, Tenant will be entitled to rent abatement of the period such service is not provided to the extent that such interruption interferes with Tenant's use of the Premises. If interruption continues for sixty (60) days, Tenant shall have the option, unless Landlord is demonstrating best efforts to cure any of the above, to terminate this Lease. Notwithstanding anything hereinabove to the contrary, Landlord reserves the right from time to time to make reasonable and nondiscriminatory modifications to the above standards for utilities and services.

      (e) Limitation and Unavailability of Service. Anything hereinabove to the contrary notwithstanding, Landlord and Tenant agree that Landlord's obligation to furnish heat, electricity, air conditioning and/or water to the Premises shall be subject to and limited by all laws, rules, and regulations of any governmental authority affecting the supply, distribution, availability, conservation or consumption of energy, including, but not limited to, heat, electricity, gas, oil and/or water. Landlord shall abide by all such governmental laws, rules and regulations and, in so doing, Landlord shall not be in default in any manner whatsoever under the terms of this Lease, and Landlord's compliance therewith shall not affect in any manner whatsoever Tenant's obligation to pay the full Rent set forth in this Lease.

      (f) Lighting Fixtures and Lamps. Landlord shall replace building standard fluorescent tubes throughout the initial Lease term when necessary.

      (g) Load Bearing Capacity. Tenant shall not place a loan upon any floor of the Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe in a reasonable manner the weight and position of all safes and heavy installations which Tenant wishes to place in the Premises so as to properly distribute the weight thereof. Any cost of structural analysis shall be borne by Tenant.

      (h) Unreasonable Noise or Vibration. Business machines and mechanical equipment belonging to Tenant which cause unreasonable noise or vibration that may be transmitted to the structure of the Building or to any lease space to such a degree as to be objectionable to Landlord or to any tenants in the Building shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate such unreasonable noise or vibration.

15. Governmental Regulations. Tenant shall not violate any laws, ordinances, notices, orders, rules, regulations or requirements, including without limitation those pertaining to environmental matters, of any federal, state or municipal government or any department, commission, board or office thereof, or of the National Board of Fire Underwriters or any other body exercising similar functions, relating to the Premises or to the use or manner of use of the Property, nor shall Tenant perform any acts or carry on any practices which may injure the Property or the Premises or be a nuisance, disturbance or menace to any other tenants of the Building. Upon breach of this Paragraph 15, Landlord shall have the right to terminate this Lease forthwith and to re-enter and repossess the Premises, but Landlord's right to damages shall survive.

16. Directory; Signs. Landlord will place Tenant's name and suite number on the Building standard directory. Except for signs which are located wholly within the interior of the Premises and which are not visible from the exterior of the Premises, and except for signs on office doors with size, design, lettering and text approved by Landlord, which approval shall not be unreasonably withheld, no signs shall be placed, erected, maintained or painted by Tenant at any place upon the Premises or the Property.

17. Alterations and Additions. After Tenant's initial build-out, Tenant shall not do any painting or decorating, erect any partitions, or make any alterations, additions, changes or repairs (hereinafter referred to as "Alterations and Additions") to the Premises without obtaining in each instance Landlord's prior written consent which approval shall not be unreasonably withheld. All Alterations and Additions shall be performed by Landlord or Landlord's contractors, or shall be performed under Landlord's regulation. In the event Alterations and Additions are not performed by Landlord or Landlord's contractors, Tenant shall pay to Landlord a reasonable fee, for its regulation of such Alterations and Additions. All Alterations and Additions shall remain upon and be surrendered with the Premises unless, prior to or upon the expiration or termination of this Lease, Landlord shall give written notice to Tenant to remove the same, in which event Tenant will remove such Alterations and Additions within ten
      (10) days after the expiration or termination of this Lease, and repair and restore any damage to the Premises caused by the installation or removal thereof. Landlord shall state upon receipt of Tenant's plans and specifications for any proposed alterations whether Tenant will be required to remove the alterations at the expiration or earlier termination of the Lease. If Tenant does not remove said Alterations and Additions within said ten (10) day period, Landlord may remove the same and Tenant shall pay the cost of such removal to Landlord upon demand. Tenant hereby agrees to protect, defend, indemnify and hold harmless Landlord, its agents and employees, with respect to the Premises and the Property, from any and all liabilities of every kind and description which may arise out of or be connected in any way with said Alterations and Additions. Any mechanic's lien filed against the Premises or the Property or any notice which is received by either Landlord or Tenant for work claimed to have been furnished to Tenant, and performed other than by Landlord or Landlord's contractors, shall be released and discharged within ten (10) days after such filing or receipt, whichever is applicable, at Tenant's expense. Alterations and Additions permitted to be performed other than by Landlord or Landlord's contractors shall be performed in a manner so as not to annoy or disturb other tenants or occupants of the Building, and shall be performed only during such hours and under such conditions as shall be designated by Landlord. Upon completion of Alterations and Additions performed other than by Landlord or Landlord's contractors, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used. All Alterations and Additions shall comply with all insurance requirements and with all applicable laws, statutes, ordinances and regulations. All Alterations and Additions shall be constructed in a good and workmanlike manner and only first-class material shall be used. The performance of any Alterations and Additions to the Premises by either Landlord or Landlord's contractors on behalf of Tenant shall not be deemed or construed by the parties hereto, or by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture, by and between the parties hereto, it being understood and agreed that no provision contained in this Paragraph 17 or elsewhere in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of Landlord and Tenant.

18.   Landlord's Right to Entry.

      (a) Right of Entry; No Release from Obligations. Tenant shall permit Landlord and the authorized representatives of Landlord and of any mortgage or any prospective mortgagee to enter the Premises at all reasonable times upon reasonable notice (except in case of emergency), for the purpose of (i) inspecting the Premises or (ii) making any necessary repairs thereto or to the Property and performing any work therein. During the progress of any work on the Premises or the Property, Landlord will use best efforts not to inconvenience Tenant, but shall not be liable for inconvenience, annoyance, disturbance, loss of business or other damage to Tenant by reason of making any repair or by bringing or storing materials, supplies, tools and equipment in the Premises during the performance of any work, and the obligations of Tenant under this Lease shall not be thereby affected in any manner whatsoever.

      (b) Sale; Mortgage; Prospective Tenants. Landlord shall have the right at all reasonable times and with reasonable notice to enter and to exhibit the Premises for the purpose of sale or mortgage, and, during the last nine (9) months of the Lease Term, to enter and to exhibit the Premises to any prospective tenant.

19. Quite Enjoyment. Tenant, upon paying the minimum rent, additional rent and other charges herein provided for, and observing and keeping all covenants, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Premises during the Lease Term without hindrance or molestation by anyone claiming by or through Landlord, subject, however, to the exceptions, reservations and conditions of this Lease. Landlord hereby reserves the right to prescribe, at its sole discretion, reasonable rules and regulations (herein called the "Rules and Regulations") having uniform applicability to all similarly situated tenants of the Building and governing the use and enjoyment of the Premises and the remainder of the Property; provided that the Rules and Regulations shall not materially interfere with Tenant's use and enjoyment of the Premises in accordance with the provisions of this Lease for the permitted uses. Tenant shall adhere to the Rules and Regulations and shall cause its agents, employees, invitees, visitors and guests to do so. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit "F".

20. Assignment and Subletting. Tenant for itself; its successors and assigns, expressly covenants that it shall not by operation of law or otherwise assign, sublet hypothecate, encumber or mortgage this Lease, or any part thereof, or permit the Premises to be used by others without the prior written consent of Landlord in each instance. Any attempt by Tenant to assign, sublet, encumber or mortgage in contravention of the provisions of this Lease shall be null and void. However, Tenant shall have the right to assign its leasehold interest hereunder or sublease all or any portion of the Premises to an Affiliate of Tenant or to any corporation successor (by merger, operation of law or acquisition of substantially all the operating assets of Tenant) or Tenant, without the consent or approval of Landlord; provided, that (a) each such assignee (other than in the case of a merger of other transfer where no former assignment of the Lease is involved) shall assume all obligations of Tenant to be thereafter performed hereunder, and (b) each such sublessee shall agree that its sublease shall be subject and subordinate to this Lease. As used herein, the term "Affiliate" shall mean any corporation or other entity or person with controls, is controlled by or is under common control with Tenant, with the term "control" being deemed to mean beneficial ownership of more than twenty percent (20%) of the voting power of such entity. The consent by Landlord to any assignment, mortgage, hypothecation, encumbrance, subletting or use of the Premises by others, shall not constitute a waiver of Landlord's right to withhold its consent to any other or further assignment, subletting, mortgage, encumbrance or use of the Premises by others. Without the prior written consent of Landlord, this Lease and the interest therein of any assignee of Tenant herein, shall not pass by operation of law or otherwise, and shall not be subject to garnishment or sale under execution in any suit or proceeding which may be brought against or by Tenant or any assignee of Tenant. Notwithstanding any provisions of this Lease to the contrary, the provisions of this section shall not apply to, and no approval of Landlord shall be required in the case of (i) any sale, exchange, or other transfer of stock or other interest in Tenant to an entity whose net worth is equal to or greater than Tenant's net worth, or
      (ii) the occupancy of any space within the Premises by any licensee or invitee of Tenant on a temporary basis. The absolute and unconditional prohibitions contained in this Paragraph 20 and Tenant's agreement thereto are material inducements to Landlord to enter into this Lease with Tenant and any breach thereof shall constitute a material default hereunder permitting Landlord to exercise all remedies provided for herein or by law or in equity on a default of Tenant. If Tenant requests Landlord's consent to an assignment of this Lease or subletting of all or any part of the Premises, Tenant shall submit to Landlord: (1) the name of the proposed assignee or subtenant; (2) the terms of the proposed assignment or subletting together with a conformed or photostatic copy of the proposed assignment or sublease; (3) the nature of business of the proposed assignee or subtenant's business and its proposed use of the Premises; (4) such reasonable information as to its financial responsibility and general reputation as Landlord may require; and (5) a summary of plans and specifications for revising the floor layout of the Premises.

      Upon the receipt of such information from Tenant, Landlord shall have the option, to be exercised in writing within thirty (30) days after such receipt, to cancel and terminate this Lease if the request is to assign this Lease or sublet more than fifty percent (50%) of the Premises or, if the request is to sublet a portion of the Premises only, to cancel and terminate this Lease with respect to such portion, in each case as of the date set forth in Landlord's notice of exercise of such option.

      If Landlord shall cancel this Lease, Tenant shall surrender possession of the Premises, or the portion of the Premises which is the subject of the request, as the case may be, on the date set forth in such notice in accordance with the provisions of this Lease relating to surrender of the Premises. If this Lease shall be canceled as to a portion of the Premises only, the Minimum Annual Rent and all Additional Rent payable by Tenant hereunder shall be abated proportionately according to the ratio that the number of square feet in the portion of space surrendered (as computed by Landlord) bears to the rentable area of the Premises.

      If Landlord shall fail to exercise its option to cancel and terminate this Lease with respect to all or part of the Premises as above provided, Landlord shall not thereby be deemed to have consented to the proposed assignment or subletting.

      Landlord shall not unreasonably withheld its approval to any proposed assignment of this Lease on sublease of all or any parties of the Premises for which Landlord's approval is required under this Paragraph 20. Landlord's approval shall be deemed to be unreasonably withheld if (i) the proposed use of the Premises by the proposed assignee or sublessee is permitted under the provisions of Paragraph 1 (n) (Permitted Uses) and
      (ii) either the proposed assignee or sublessee has a net worth determined substantially in accordance with generally accepted accounting principles, consistently applied, of two million dollars ($2,000,000.00) or more. Landlord's approval of any such assignment or sublease shall be conclusively deemed given if not denied in writing within twenty (20) business days after receipt of Tenant's request for such approval.

      If Landlord shall consent to a sublease or an assignment pursuant to the request from Tenant, Tenant shall cause to be executed by its assignee or subtenant an agreement to perform faithfully and to assume and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease for the period covered by the assignment or sublease and to the extent of the space sublet or assigned. An executed counterpart of each sublease or assignment and assumption of performance by the sublessee or assignee, in form and substance approved by Landlord, shall be delivered to Landlord within five (5) days prior to the commencement of occupancy set forth in such assignment or sublease; no such assignment or sublease shall be binding on Landlord until Landlord has received such counterpart as required herein.

      If Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall in consideration therefor pay to Landlord as additional rent the following amounts less the actual expenses incurred by Tenant in connection with such assignment or subletting including legal fees, brokerage commissions and costs of making alterations, as the case may be:

            (i) In the case of an assignment, an amount equal to fifty percent (50%) of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property less the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns); and

            (ii) In the case of a sublease, fifty percent (50%) of any rents, additional charge or other consideration payable under the sublease to Tenant by the subtenant which is in excess of the minimum rent and all additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns).

      The sums payable as set forth above shall be paid to Landlord as additional rent as and when paid by the assignee or subtenant to Tenant.

      Notwithstanding the language contained herein, Tenant shall not sublease more than 6200 square feet, unless such sublease is with an affiliate.

      In no event (except in the event the assignee has a net worth of at least ten million dollars ($10,000,000.00), as determined substantially in accordance with generally accepted accounting principles, consistently applied) shall any assignment or subletting to which Landlord may consent, release or relieve Tenant from its obligations to fully observe or perform all of the terms, covenants and conditions of this Lease on its part to be observed or performed.

      Where evidence of net worth is required under this Paragraph 20, the most recent annual (or other current) financial statements of the entity shall in all cases be deemed sufficient if prepared and audited by an independent certified public accounting firm of national standing; in the absence of such audited financial statements, other reasonable evidence may be supplied.

21. Subordination. Landlord reserves the right to subject and subordinate this Lease at all times to the lien of any first mortgage now or hereafter placed upon Landlord's interest in the Premises, the Building and/or the Property, and to any second mortgage with the consent of the first mortgagee, and Tenant shall executed and deliver any and all documents necessary to evidence such subordination. Tenant hereby irrevocably appoints Landlord the Attorney-in-Fact of Tenant to execution and deliver any such instrument or instruments for and in the name of Tenant as may be necessary to effect such subordination; provided, however, no default by Landlord under any such mortgage(s) shall affect Tenant's rights hereunder so long as Tenant is not in default under this Lease. Tenant shall, in the event any proceedings are brought for the foreclosure of any such mortgage(s), attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease.

22. Tenant's Certificate. Tenant, at any time and from time to time and within ten (10) days after Landlord's written request, shall execute, acknowledge and deliver to Landlord a written instrument in recordable form certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that it is in full force and effect as modified and stating the modifications); stating that the improvements required by Paragraph 4 hereof have been completed by Tenant; certifying that Tenant has accepted possession of the Premises; stating the date on which the Lease Term commenced and the dates to which minimum rent, additional rent and other charges have been paid in advance, if any; stating that to the best knowledge of the signer of such instrument Landlord is not in default of this Lease (or if there are defaults alleged by Tenant, setting forth in detail the nature of such alleged defaults); stating any other fact or certifying any other condition reasonably requested by Landlord or required by any mortgagee or prospective mortgagee or purchaser of the Property or any interest therein; and stating that it is understood that such instrument may be relied upon by any mortgagee or prospective mortgagee or purchaser of the Property or any interest therein or by any assignee of Landlord's interest in this Lease or by any assignee of any mortgagee. The foregoing instrument shall be addressed to Landlord and to any mortgagee, prospective mortgagee, purchaser or other party specified by Landlord. Said instrument shall be in the form of Exhibit "G" attached hereto.

23.   Surrender.

      (a) Condition of Premises. Subject to the terms of Paragraph 13 and subparagraph (c) of Paragraph 10 hereof, at the expiration or earlier termination of the Lease Term, Tenant shall promptly yield up, clean and neat, and in the same condition, order and repair in which they are required to be kept throughout the term hereof, the Premises and all improvements, alterations and additions thereto, and all fixtures and equipment servicing the Building, ordinary wear and tear excepted.

      (b) Holding Over. If Tenant, or any person claiming through Tenant, shall continue to occupy the Premises after the expiration or earlier termination of the Lease Term or any renewal thereof, such occupancy shall be deemed to be under a month-to-month tenancy under the same terms and conditions set forth in this Lease; except, however, that the Monthly Rent Installments for each month during such continued occupancy shall be one hundred fifty percent (150%) the amount set fort in Item (j) of Basic Terms. Anything to the contrary notwithstanding, any holding over by Tenant without Landlord's prior written consent shall constitute a default hereunder and shall be subject to all the remedies set forth in Paragraph 24 hereof.

24.   Defaults - Remedies.

      (a) Defaults. It shall be an event of default: (i) if Tenant does not pay in full when due and without demand any and all installments of minimum rent or additional rent or any other charges or payments designated as Rent in Item (h) of Basic Terms; or (ii) If Tenant violates or fails to perform or otherwise breaches any agreement, term, covenant or condition herein contained; (iii) or if Tenant vacates or abandons any portion of the Premises, or fails to occupy the Premises for a period of thirty (30) days or if substantially all of Tenant's assets in or on the Premises or Tenant's interest in this Lease is attached or levied upon under execution (and Tenant does no discharge same within sixty (60) days thereafter);

            or if Tenant removes or attempts to remove Tenant's goods or property therefrom other than in the ordinary course of business without having first paid to Landlord in full all minimum rent, additional rent and other charges that may have become due as well as all which will become due thereafter; or (iv) If Tenant becomes insolvent or bankrupt in any sense or makes an assignment for the benefit of creditors or offers a composition or settlement to creditors, under any federal or state law, or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or Tenant is adjudicated insolvent pursuant to the provisions of any present or future insolvency law of any state having jurisdiction, or a bill in equity or other proceeding for the appointment of a receiver, trustee, liquidator, custodian, conservator or similar official for any of Tenant's assets is commenced, under any federal or state law by reason of Tenant's inability to pay its debts as they become due or otherwise, or if Tenant's estate by this Lease or any real or personal property of Tenant shall be levied or executed upon by any sheriff, marshall or constable; or by other process of law; provided, however, that any proceeding brought by anyone other than the parties to this Lease under any bankruptcy, reorganization, arrangement, or insolvency, readjustment, receivership or similar law shall not constitute a default until such proceeding, decree, judgement or order has continued unstayed for more than sixty (60) consecutive days. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, or any similar provisions of any future federal bankruptcy law, (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord; or (v), If any of the events enumerated in this subparagraph (a) shall happen to any guarantor of this Lease.

      (b) Remedies. Upon the occurrence of an event of default, and the expiration of the applicable grace period as hereinafter provided, Landlord shall have the following rights: (i) To accelerate the whole or any part of the Rent for the entire unexpired balance of the Lease Term, and any Rent if so accelerated shall, in addition to any and all installments of Rent already due and payable and in arrears, be deemed due and payable as if, by the terms and provisions of this Lease, such accelerated Rent was on that date payable in advance. For such purposes, all items of Rent due hereunder, which are not then capable of precise determination, shall be estimated by Landlord, in Landlord's reasonable judgement, for the balance of the then current term; (ii) To enter the Premises and without further demand or notice proceed to distress and sale of the goods, chattels and personal property there found, to levy the Rent, and Tenant shall pay all reasonable costs and officers' commissions which are permitted by law, including watchmen's wages and sums chargeable to Landlord, and further including five percent (5%) commission(s) to the officer or other person making the levy, and in such case all costs, officers' commissions and other charges shall immediately attach and become part of the claim of Landlord for Rent, and any tender of Rent without said costs, commissions and charges made after the issuance of a warrant of distress, shall not be sufficient to satisfy the claim of Landlord; (iii) To re-enter the Premises, together with all additions, alterations and improvements, and, at the option of Landlord, remove all persons and all or any property therefrom, either by summary dispossess proceedings or by any suitable action or proceeding at law or by force or otherwise, without being liable for prosecution or damages therefor, and repossess and enjoy the Premises. Upon recovering possession of the Premises by reason of or based upon or arising out of a default on the part of Tenant, Landlord may, at Landlord's option, either terminate this Lease or Tenant's right of possession, and in either such event, make such alterations and repairs as may be necessary in order to relet the Premises and thereafter relet the Premises or any part or parts thereof, either in Landlord's name or otherwise, for a term or terms which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Lease Term and at such rent or rents and upon such other terms and conditions as in Landlord's reasonable discretion may seem advisable and to such person or persons as may in Landlord's reasonable discretion seem best; upon each such reletting all rents received by Landlord from such reletting shall be applied first, to the payment of any costs and expenses of such reletting, including the portion of brokerage fees and reasonable attorneys' fees and all costs of such alterations which are applicable to the remaining term of the Lease; second, to the payment of any indebtedness other than Rent due hereunder from Tenant to landlord; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future Rent as it may become due and payable hereunder. At the time rent obligations have been satisfied, any residuals shall be refunded to Tenant. If such rentals received from such reletting during any month shall be less than that to be paid during that month by Tenant, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises or the making of alterations or improvements thereto or the reletting thereof shall be construed as an election on the part of Landlord to terminate this Lease unless written notice of such intention be given to Tenant. Landlord shall in no event be liable in any way whatsoever for failure to relet the Premises or, in the event that the Premises or any part or parts thereof are relet, for failure to collect the Rent thereof under such reletting so long as Landlord uses best efforts to relet said premises. Tenant, for Tenant and Tenant's successors and assigns, hereby irrevocably constitutes and appoints Landlord Tenant's and their agent to collect the rents due and to become due under all subleases of the Premises or any parts thereof without in any way affecting Tenant's obligation to pay any unpaid balance of Rent due or to become due hereunder. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; (iv) To terminate this Lease and the Lease Term without any right on the part of Tenant to waive the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken, whereupon Landlord shall be entitled to recover, in addition to any and all sums and damages for violation of Tenant's obligations hereunder in existence at the time of such termination, damages for Tenant's default in an amount equal to the amount of the Rent reserved for the balance of the Lease Term, discounted at the rate of six percent (6%) per annum to its then present worth, less the fair rental value of the Premises for the remainder of said term, also discounted at the rate of six percent (6%) per annum to its then present worth, plus the cost of making Building standard improvements and a standard commission for re-leasing the Premises, all of which amount shall be immediately due and payable from Tenant to Landlord.

      (c) Non-Waiver. No waiver by Landlord of any breach by Tenant or any of Tenant's obligations, agreements or covenants herein shall be a waiver of any subsequent breach or of any obligation, agreement or covenant, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant be a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach.

      (d) Tenant Cure Period. Notwithstanding anything hereinabove stated, except in the case of emergency, and except in the event of abandonment or vacation of the Premises by Tenant or any default enumerated in subparagraphs (a) (iii), (iv) and (v) of this Paragraph 24, Landlord will not exercise any right or remedy provided for in this Lease or allowed by law unless, with respect to any default by Tenant in the payment of minimum rent or additional rent or any other charges or payments herein included as Rent, Tenant does not cure the default within ten (10) days after written demand for payment by Landlord or its authorized agent of such Rent or unless, with respect to any other default by Tenant in the prompt and full performance of any other provision of this Lease, Tenant does not cure same within thirty (30) days after written demand by Landlord or its authorized agent that the default be cured.

      (e) Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to Landlord is intended to be: exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or hereafter existing at law or in equity or by statute.

      (f) Rights of Mortgagee. In the event of any default by act or omission by Landlord which would give Tenant the right to terminate this Lease or to claim a partial or total evicting. Tenant shall not exercise any such right until it has notified in writing the holder of any mortgage which at the time shall be a mortgage lien on all or any portion of the Property (if the name and address of such holder shall previously have been furnished by written notice to Tenant) of such default, and until a reasonable period for curing such default shall have elapsed following the giving of such notice, during which period the holder shall have failed to commence and continue to cure such default or to cause the same to be remedies or cured.

      (g) Curing Tenant's Defaults. If Tenant shall be in default in the performance of any of its obligations hereunder, Landlord, without any obligation to do so, in addition to any other rights it may have in law or equity, may elect (but shall not be obligated) to cure such default on behalf of Tenant after written notice (except in the case of emergency) to Tenant. Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord in curing such default, including interest thereon from the respective dates of Landlord's making the payments and incurring such costs, at the rate set forth in subparagraph (b)(v) of Paragraph 7, which sums and costs together with interest thereon shall be deemed additional rent payable promptly upon being billed therefor.

25. Bankruptcy or Insolvency, Assumption; Adequate Protection. The following shall apply in the event of the bankruptcy or insolvency of Tenant:

            (i) If a petition if filed by, or an order for relief is entered against Tenant under Chapter 7 of the Bankruptcy Code and the trustee of Tenant elects to assume this Lease for the purpose of assigning it, the election or assignment, or both, may be made only, if all of the terms and conditions of subparagraphs
                  (ii) and (iv) below are satisfied. If the trustee fails to elect to assume this Lease for the purpose of assigning it within ninety (90) days after his appointment, this Lease will be deemed to have been rejected. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the conditions hereinafter stated, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied. Landlord shall then immediately be entitled to possession of the Premises without further obligation to Tenant or the trustee, and this Lease will be canceled. Landlord's right to be compensated for damages in the bankruptcy proceeding, however, shall survive.

            (ii) If Tenant files a petition for reorganization under chapters 11 or 13 of the Bankruptcy Code or a proceeding that is filed by or against Tenant under any other chapter of the Bankruptcy Code is converted to a chapter 11 or 13 proceeding and Tenant's trustee or Tenant as a debtor-in-possession fails to assume this Lease within ninety (90) days from the date of the filing of the petition or the conversion, the trustee or the debtor-in-possession will be deemed to have rejected this Lease. To be effective, an election to assume this Lease must be in writing and addressed to Landlord and, in Landlord's business judgment, all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable, must have been satisfied:

            (a) The trustee or the debtor-in-possession has cured or has provided to Landlord adequate assurance, as defined in this subparagraph (ii), that:

                  (1) The trustee will cure all monetary defaults under this Lease within ten (10) days from the date of the assumption; and

                  (2) The trustee will cure all non-monetary defaults under this Lease within thirty (30) days from the date of the assumption.

            (b) The trustee or the debtor-in-possession has compensated Landlord, or has provided to Landlord adequate assurance, as defined in this subparagraph (ii), that within ten (10) days from the date of the assumption Landlord will be compensated for any pecuniary loss it incurred arising from the default of Tenant, the trustee, or the debtor-in-possession as received in Landlord's written statement of pecuniary loss sent to the trustee or the debtor-in-possession.

            (c) The trustee or the debtor-in-possession has provided Landlord with adequate assurance of the future performance of each of Tenant's obligations under the Lease; provided, however, that:

                  (1) The trustee or debtor-in-possession will also deposit with Landlord, as security for the timely payment of Rent, an amount equal to three months' minimum rent and other monetary charges accruing under this Lease.

                  (2) If not otherwise required by the terms of this Lease, the trustee or the debtor-in-possession will also pay in advance, on each day that the minimum rent is payable, one-twelfth of Tenant's annual obligations under the lease for the Base Amount.

                  (3) From and after the date of the assumption of this Lease, the trustee or the debtor-in-possession will pay the Minimum Annual Rent payable under this Lease in advance in equal monthly installments on each day that the Minimum Annual Rent is payable.

                  (4) The obligations imposed upon the trustee or the debtor-in-possession will continue for Tenant after the completion of bankruptcy proceedings.

            (d) Landlord has determined that the assumption of this Lease will not:

                  (1) Breach any provision in any other lease, mortgage, financing agreement, or other agreement by which Landlord is bound relating to the Property; or

                  (2) Disrupt, in Landlord's judgment, the tenant mix of the Building or any other attempt by Landlord to provide a specific variety of tenants in the Building that, in Landlord's judgment, would be most beneficial to all of the tenants of the Building and would enhance the image, reputation, and profitability of the Building.

            (e) For purposes of this subparagraph (ii), "adequate assurance" means that:

                  (1) Landlord will determine that the trustee or the debtor-in-possession has, and will continue to have, sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the trustee or the debtor-in-possession will have sufficient funds to fulfill Tenant's obligations under this Lease and to keep the Premises properly staffed with sufficient employees to conduct a fully operational, actively promoted business on the Premises; and

                  (2) An order will have been entered segregating sufficient cash payable to Landlord and/or a valid and preferred first lien and security interest will have been granted in property of Tenant, trustee, or debtor-in-possession that is acceptable for value and kind to Landlord, to secure to Landlord the obligation of the trustee or debtor-in-possession to cure the monetary or nonmonetary defaults under this Lease within the time periods set forth above.

            (iii) In the event that this Lease is assumed by a trustee appointed for Tenant or by Tenant as debtor-in-possession under the provisions of subparagraph (ii) above and, thereafter, Tenant is either adjudicated a bankrupt or files a subsequent petition for arrangement under chapter 11 of the Bankruptcy Code, then Landlord may terminate, at its option, this Lease and all Tenant's rights under it, by giving written notice of Landlord's election to terminate.

            (iv) If the trustee or the debtor-in-possession has assumed the Lease, under the terms of subparagraph (i) or (ii) above, and elects to assign Tenant's interest under this Lease or the estate created by that interest to any other person, that interest or estate may be assigned only if Landlord acknowledges in writing that the intended assignee has provided adequate assurance, as defined in this subparagraph
                  (iv), of future performance of all of the terms, covenants, and conditions of this Lease to be performed by Tenant.

            (a) For the purposes of this Paragraph 25, "adequate assurance of future performance" means that Landlord has ascertained that each of the following conditions has been satisfied:

                  (1) The assignee has submitted a current financial statement, audited by a certified public accountant, that shows a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by the assignee of Tenant's obligations under this Lease;

                  (2) If requested by Landlord, the assignee will obtain guarantees, in form and substance satisfactory to Landlord from one or more persons who satisfy Landlord's standards of credit worthiness;

                  (3) Landlord has obtained all consents or waivers from any third party required under any lease, mortgage, financing arrangement, or other agreement by which Landlord is bound, to enable Landlord to permit the assignment;

                  (4) When, pursuant to the Bankruptcy Code, the trustee or the debtor-in-possession is obligated to pay reasonable use and occupancy charges for the use of all or part of the Premises, the charges will not be less than the minimum rent as defined in this Lease and additional rent and other monetary obligations of Tenant included herein as Rent.

            (v) Neither Tenant's interest in the Lease nor any estate of Tenant created in the Lease will pass to any trustee, receiver, assignee for the benefit of creditors, or any other person or entity, or otherwise by operation of law under the laws of any state having jurisdiction of the person or property of Tenant unless Landlord consents in writing to the transfer. Landlord's acceptance of Rent or any other payments from any trustee, receiver, assignee, person, or other entity will not be deemed to have waived, or waive, the need to obtain Landlord's consent or Landlord's right to terminate this Lease for any transfer of Tenant's interest under this Lease without that consent.

26.   Interpretation.

      (a) Captions. The captions in this lease are for convenience only and are not a part of this lease and do not in any way define, limit, describe or amplify the terms and provisions of this lease or the scope or intent thereof.

      (b) Entire Agreement. This lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. This Lease supersedes all prior negotiations, agreements, informational brochures, letters, promotional information and other statements and materials made or furnished by Landlord or its agents. The submission of this Lease by Landlord, its attorneys or agents, for examination or for execution by Tenant, does not constitute a reservation of (or option for) the Premises in favor of Tenant; and Tenant shall have no right or interest in the Premises, and Landlord shall have no liability hereunder, unless and until this Lease is executed and delivered by Landlord. No rights, easements or licenses are acquired in the Property or and land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in the provisions of this Lease. This Lease shall not be modified in any manner except by an instrument in writing executed by the parties. The masculine (or neuter) pronoun, singular number, shall include the masculine, feminine and neuter genders and the singular and plural number.

      (c) Exhibits. Each writing or plan referred to herein as being attached hereto as an Exhibit or otherwise designated herein as an Exhibit hereto is hereby made a part hereof.

      (d) Interest. Wherever interest is required to be paid hereunder, such interest shall be at the rate set forth in subparagraph (b)(v) of Paragraph 7.

27. Definition of Landlord; Landlord's Liability. The word "Landlord" is used herein to include the Landlord named above as well as its successors and assigns, each of whom shall have the same rights, remedies, powers, authorities and privileges as it would have had, had it originally signed this Lease as Landlord. Any such person, whether or not named herein, shall have no liability hereunder after it ceases to hold title to the Premises except for obligations which may have therefore accrued. Neither Landlord nor any principal of Landlord nor any owner of the Property, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises, and if Landlord is in breach or default with respect to Landlord's obligations under this Lease or other-wise. Notwithstanding anything contained herein to the contrary, the extent of Landlord's liability shall not exceed $500,000.00.

28. Notices. All notices, demands, requests, consents, certificates and waivers required or permitted hereunder from either party to the other shall be in writing and sent by United States certified mail, return receipt requested, postage prepaid. Notices to shall be addressed to Tenant at the address designated in Item (b) of Basic Terms or, after the Commencement Date, to the Premises. Notices to Landlord shall be addressed to Landlord at the address designated in Item (a) of Basic Terms, with a copy to the Carey Winston Company, 8605 Westwood Center Drive, Suite 500, Vienna, Virginia 22182, with a further copy to any mortgagee or other party designated by Landlord. Either party may at any time, in the manner set forth for giving notices to the other, specify a different address to which notices to it shall be sent.

29. Brokerage. Landlord and Tenant represents and warrants that they have not had any dealings with any realtors, brokers, or agents in connection with the negotiation of this Lease other than as set forth in Item (o) of Basic Terms. Tenant and Landlord will defend, hold harmless and indemnify the other from and against any claims with respect to the negotiation or procurement of this Lease by any other realtor, broker or agent. 30. Guarantee. In the event a guarantee is executed in connection with this Lease, said guarantee shall be deemed a part of this Lease.

      IN WITNESS WHEREOF, and in consideration of the mutual entry into this Lease and for other good and valuable consideration, and intending to be legally bound, each party hereto has caused this Agreement of Lease to be duly executed as of the day and year first above written.

ATTEST:                                 LANDLORD:

                                        WHT REAL ESTATE
                                        LIMITED PARTNERSHIP

                                        By:  WHT Investors, Inc., general
                                             partner


By:                                     By:  /s/  Lawrence A. Corson
   --------------------------               --------------------------

                                        Its:  Assistant Vice President
                                            --------------------------

WITNESSES:                              TENANT:

                                        SOFTWORKS, INC.


                                        By:  /s/  Judy S. Carter
   --------------------------               --------------------------

                                        Its:  Chief Executive Officer
   --------------------------               --------------------------

                         ADDENDUM TO AGREEMENT OF LEASE

      THIS ADDENDUM TO AGREEMENT OF LEASE ("Lease Addendum"), make this _____________ day of _______________, 1994, by and between WHT REAL ESTATE
LIMITED PARTNERSHIP, as Landlord, and SOFTWORKS, INC., incorporated in the State of Maryland, as Tenant, for space on the third (3rd) and fourth (4th) floors of the Huntwood Plaza Building, 5845 Richmond Highway, Alexandria, Virginia 22303, is attached to and made a part of said Agreement of Lease (sometimes collectively referred to as the "Lease") and sets forth additional and modified terms agreed upon by Landlord and Tenant. Unless otherwise provided, capitalized terms herein shall have the meanings ascribed thereto in the Agreement of Lease. In the event of any conflict between any provisions of this Lease Addendum and any of the provisions of the Agreement of Lease, the provisions of this Lease Addendum shall control.

      1. Under Paragraph 1, titled "Basic Terms," items (i), (j), and (k) are hereby amended and restated, respectively, as follows:

            (i) Minimum Annual Rent: $297,432.00 during the first year of the Lease Term. During the Lease Term, on each annual anniversary of the Commencement Date, the then effective Minimum Annual Rent shall be increased by three percent (3%) per annum.

            (j) Monthly Rent Installment: $24,786.00 during the first year of the Lease Term and recalculated thereafter to equal the then effective Minimum Annual Rent divided by twelve (12).

            (k) Base Amount: Commencing August 1, 1995, and continuing on August 1 of each year thereafter, Landlord shall estimate the Annual Operating costs to be incurred during such calendar year ("Projected Costs") and, if such Projected Costs are greater than Annual Operating Costs incurred by Landlord during calendar year 1994 (the "Base Year"), Tenant shall be responsible for its pro-rata share of the Building (which is currently measured at 93,670 gross rentable square feet), or 26.5% of the amount by which the Projected Costs exceed the Annual Operating Costs for the Base Year (the "Base Amount"), subject to final adjustment as provided in paragraph 7.(b)(ii).

      2. The paragraph which comprises Paragraph 5 is hereafter designated as paragraph 5(a) and the following paragraph 5(b) is added to Paragraph 5:

            5(b) Lease Term Extension: Tenant shall have the option to extend the Lease Term for one (1) period of five (5) years, provided that Tenant is not in default of any of the terms or conditions of the Lease at the time of the exercise of the option to extend or at the time of commencement of the extension term.

            (i) The extension period shall be executed upon the same terms, covenants and conditions as provided in this Lease, except that the Minimum Annual

                  Rent (and concomitantly, the Monthly Rent Installment) shall be adjusted as hereinafter provided.

            (ii) Notwithstanding anything to the contrary contained herein, the Minimum annual rent at the commencement of the extension period and for each Lease year during the extension period shall equal to ninety-five percent (95%) of the fair market rental rate prevailing for a lease of an equivalent amount of comparable commercial office space in a Building, similarly improved, for and over a term of five (5) years, commencing as of the commencement date of the extension period. In determining fair market rental rate for purposes of this Paragraph, the parties shall consider, among other relevant factors, annual rental rates per rentable square foot, the type of escalation clauses (including, without limitation, operating expenses stop and real estate tax adjustments), floor location and prominence, tenant improvements or allowances and rental abatement concessions; provided, however, that no reduction or increase in rent shall be granted for the presence or absence of a brokerage commission.

            (iii) Such opinion to extend shall be exercised by the Tenant giving written notice to the Landlord not later than one hundred twenty (120) days prior to the expiration of the Lease Term. Landlord shall within thirty (30) days after the date it receives notice of Tenant's election to exercise its option to extend, notify Tenant of the Minimum Annual Rent to be charged at the commencement of the extension period and the applicable annual escalation factor(s). Tenant shall have thirty (30) days after the date of Landlord's notification of the Minimum annual Rent and escalators to be charged to nullify its exercise of the option by providing Landlord written notice of the same. If Tenant nullifies its exercise of this option to extend, this option shall terminate and be of no further force and effect, and the Lease Term shall not be extended.

            (iv) Tenant agrees to accept the Premises in the condition then existing as of the date of commencement of the extension term of this Lease. Landlord shall not be responsible for performing any work, furnishing any materials or providing any allowances for improvements to the Premises.

      3.(a) The following paragraphs are added to the end of Paragraph 7(b)(i):

                  Operating Expenses shall not include (a) payments of
            principal, interest, ground rent or any other financing costs on any mortgages, deeds of trust, ground leases or other encumbrances upon the Building or any penalties or late charges relating thereto or related to any unsecured financing; (b) compensation paid to officers, executives or partners of Landlord; (c) leasing or selling commissions; (d) any and all taxes, property or otherwise, to the extent Landlord is reimbursed by any tenant; (e) costs of repairs or other work occasioned by any casualty which cost is reimbursed by insurance; (f) legal fees or other expenses incurred in connection with negotiations or disputes with tenants, other occupants or prospective tenants of the Building; (g) costs of renovating or otherwise improving, painting, decorating, planning designing space or vacant space for prospective tenants, tenants or other occupants of the Building; (h) costs of electricity (including engineer and overhead) and other services sold to tenants of the Building by Landlord for which Landlord is entitled to direct reimbursement, by such tenants as an additional charge; (i) expenses, costs or fees incurred by Landlord relating to any violation by Landlord or any other tenant of the terms and conditions of any lease of space in the Building; (j) all items and services for which Tenant reimburses Landlord; (k) costs relating to maintaining Landlord's existence, either as a corporation, partnership or other entity; (l) any and all cost associated with purchasing artwork in the building.

                  The Tenant shall have certain rights to contest the Real
            Estate Taxes as provided herein. Tenant may, at it's sole cost and expense, contest any Real Estate Tax on the Building or the Land (in Tenant's name or in the name of the Landlord, or both, as Landlord may deem appropriate), but only in the event that (i) Landlord does not contest such taxes, and (ii) the Tenant obtains the written consent of tenants in the Building who occupy at least seventy percent (70%) of the office space in the Building. If Landlord shall contest such taxes, Tenant shall have the right to participate in such proceeding in a manner to be reasonably determined by Landlord and Tenant. In any such case Tenant's share of the disputed tax actually paid by Tenant as part of the Operating Expenses and later refunded or forgiven to Landlord by the taxing authority less costs incurred by Landlord will be, in turn, refunded by Landlord to Tenant within thirty (30) days of refund to the Landlord. If Tenant is contesting the tax, Landlord shall cooperate with Tenant in any such contest, shall execute any instrument reasonably required to be executed by Landlord under the circumstances and pay Tenant the reasonable cost of such contest out of any refund (within thirty
            (30) days of the refund or forgiveness but not in excess of Tenant's pro rata share of the refund or forgiveness).

      3.(b) Paragraph 7(b)(iii) is amended and restated in its entirety as follows:

            (iii) Computation of Tenant's Share of Annual Operating Cost. After the end of each calendar year of the Lease Term, Landlord shall compute Tenant's share of the Annual Operating Costs described in Paragraph 7(b)(i) incurred during such calendar year by [A] calculating an appropriate adjustment, using generally accepted accounting principles, to avoid allocating to Tenant or to any other tenant (as the case may be) those specific costs which Tenant or any other tenant has agreed to separately pay; [B] calculating an appropriate adjustment, using generally accepted accounting principles, to avoid allocating to any occupied space those tenant specific costs which were not incurred for such space; and [C] determining the amount by which, if any, that the adjusted Annual Operating Costs for the subject calendar year exceeds the adjusted Annual Operating Costs for Base Calendar Year 1994 and multiplying such amount by that percentage constituting Tenant's Share of Annual Operating Costs, which percentage is based on the proportion of the rentable area of the Premises to the rentable area of the Building.

      4. Paragraph 8, titled "Security Deposit" is amended and restated in its entirety as follows:

            8. Security Deposit. At the time of signing this Lease Tenant shall deposit with Landlord an amount equal to twenty four thousand seven hundred eighty-six dollars and 00/100 ($24,786.00). Such sums (the "Security Deposit") will be retained by Landlord as cash security for the faithful performance and observance by Tenant of the covenants, agreements and conditions of this Lease. Notwithstanding anything to the contrary contained in any law or statute now existing or hereafter passed (i) Tenant shall not be entitled to any interest whatever on the Security Deposit, (ii) Landlord shall not be obligated to hold the Security Deposit in trust or in a separate account, and (iii) Landlord shall have the right to commingle the Security Deposit with its other funds. Landlord may use, apply or retain the whole or any part of the Security Deposit to the extent required for the payment of any minimum rent, any additional rent or any other sums payable hereunder as to which Tenant is in default or to the extent required for the reimbursement to Landlord of any sum which Landlord may expend or may be required to expend by reason of Tenant's default with respect to any of the covenants, agreements or conditions of this Lease. If Tenant shall fully and faithfully comply with all of the covenants, agreements and conditions of this Lease, the Security Deposit shall be returned to Tenant after the date fixed as the expiration of the Lease Term and surrender of the premises to Landlord. If the Premises are sold to a bona fide purchaser, Landlord shall have the right to transfer the aforesaid Security Deposit to such purchaser, by which transfer Landlord shall be released from all liability for the return thereof, and Tenant shall look solely to the new Landlord for the return thereof.

      5. Landlord agrees that the Tenant's equipment listed on Exhibit A-1 attached hereto shall not be deemed to have "special electrical" needs allowing the imposition by Landlord of additional charges therefor.

      6. The terms of this Agreement of Lease shall not be altered by the subsequent sale of the building.

      7. Neither Tenant nor any principals of Tenant, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises.

      Witness the following signatures as of the date first above written.

                                         LANDLORD:

                                         WHT REAL ESTATE
                                         LIMITED PARTNERSHIP

                                         By:  WHT Investors, Inc., general
                                              partner


                                         By: /s/ Lawrence A. Corson
                                             -----------------------------

                                         Title: Assistant Vice President
                                                --------------------------

                                         TENANT:

                                         SOFTWORKS, INC.


                                         By: /s/ Judy S. Carter
                                             -----------------------------

                                         Title: Chief Executive Officer
                                                --------------------------

                          (Landlord's Acknowledgement)

STATE OF TEXAS       )
                     ) SS:
COUNTY OF DALLAS     )

On this 13th day of June, 1994, before me appeared Lawrence A. Corson, to me personally known, who being by me duly sworn, did say that he is the Assistant Vice President of WHT Investors, Inc., general partner of WHT REAL ESTATE LIMITED PARTNERSHIP, a Delaware limited partnership, the entity that executed the within and foregoing instrument and that said instrument was signed and sealed in behalf of said entity, and that the seal affixed is the seal of said entity and said Lawrence A. Corson acknowledged said instrument to be the free act and deed of said entity.

                              /s/  Deborah Wetzelnatheny, Dallas
                              -----------------------------------
                              NOTARY PUBLIC, County,

My commission expires:  12/4/96

                      (Tenant's Corporate Acknowledgement)

STATE OF MARYLAND               )
                                ) SS: 02011143
COUNTY OF PRINCE GEORGE'S       )

On this 23rd day of March, 1994, before me appeared JUDY G. CARTER, to me personally known, who being by me duly sworn, did say that (he) (she) is the CHIEF EXECUTIVE OFFICER of SOFTWORKS, INC., the corporation that executed the within and foregoing instrument and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors, and that the seal affixed is the corporate seal of said corporation and said JUDY G. CARTER acknowledged said instrument to be the free act and deed of said corporation.

                                /s/  Lawrence T. Beverly PG
                                --------------------------------
                                NOTARY PUBLIC, County,

My commission expires:________________

                                   EXHIBIT "A"

                                   FLOOR PLANS

               [Drawings of floor plans of the leased premises.]

                                  EXHIBIT "A-1"

                          COMPUTER/EQUIPMENT INVENTORY

   Quantity              Description
   --------              -----------
    100                  Personal Computers (various manufacturers and models)
     20                  Printers (various manufacturers and models)
     10                  Faxes
      4                  Copiers
      1                  IBM ES9000 Main Frame Computer and Peripherals

                                   EXHIBIT "B"

                             DESCRIPTION OF PROPERTY

      All of that certain lot or parcel of land situate, lying and being in Fairfax County, Virginia, and more particularly described as follows:

      PARCEL I:

      BEGINNING at a point on the southerly side of Jefferson Davis Highway (U.S. Route 1, or Richmond Highway), said point being a common northerly corner between the land herein described and that of Socony Mobile Oil Company, Inc.; thence running along the southerly side of said highway N 62 degrees 10' 01" E 191.83 feet to a point, said point being the northwesterly corner of the land of Amoco Oil Company; thence departing Jefferson Davis Highway and running first along the westerly boundary and thence the southerly boundary of said Amoco Oil Company, and thence the southerly line of the land of Universal Motor Lodge (Howard Johnson's), et al, S 28 degrees 28' 26" E, 100.00 feet to a point; thence S 85 degrees 55' 50" E 465.00 feet to a point, and S 28 degrees 27' 07" E 50.00 feet to a point on the northerly line of the Bell Haven Country Club; thence running along same S 61 degrees 32' 53" W, 636.61 feet to point and N 85 degrees 47' 29" W, 163.49 feet to the northeasterly corner of the Fairfax Country Water Authority; thence running along the northerly boundary of said land N 85 degrees 31' 43" W 110.99 feet to a point on the easterly side of Fort Hunt Road (Route 629); thence running with the easterly side of said road N 04 degrees 36' 12" E, 79.03 feet to a point; thence N 85 degrees 23' 48" W, 37.00 feet to a point; and N 04 degrees 36' 12" E,
      32.04 feet to the southwesterly corner of the aforementioned land of Socony Mobile Oil Company, Inc.; thence departing Fort Hunt Road and running along with southerly and thence easterly boundary of said land N 49 degrees 56' 13" E, 191.21 feet to a point and N 04 degrees 45' 38" E
      121.61 feet to the point of beginning and containing 4.81367 acres, more or less.

      PARCEL II:

      The following non-exclusive easements as granted by Easement Agreement for Access, Driveway and Parking dated May 30, 1985 and recorded among the Fairfax County, Virginia Land Records on October 17, 1985 in Deed Book 6246 at Page 1052, as corrected and re-recorded among the aforesaid Land Records in Deed Book 6498 at Page 1283, SUBJECT HOWEVER, to any terms, reservations and limitations provided for in said Easement Agreement:

      a. A non-exclusive easement and right of way of access for vehicles and pedestrians as granted by Universal to TDC-Harwood in paragraph 1 of said Easement Agreement;

      b. A non-exclusive perpetual parking easement as granted by Universal to TDC-Harwood in paragraph 2(b) of said Easement Agreement;

      c. A non-exclusive perpetual easement and right of way of access for persons, vehicles and equipment for the purpose of making and/or maintaining landscaping improvements as granted by Universal to TDC-Harwood in paragraph 6 of said Easement Agreement.

      PARCEL III:

      A perpetual non-exclusive ingress and egress easement as granted in paragraph 1 of Easement Agreement executed by the Fairfax County Water Authority, et al, dated October 15, 1985 and recorded among the Fairfax County, Virginia Land Records on October 17, 1985 in Deed Book 6246 at Page 1081, corrected and re-recorded in Deed Book 6448 at Page 1366; SUBJECT HOWEVER, to the terms and limitations provided for in said Easement Agreement.

      PARCEL IV:

      A ten foot (10') temporary grading easement as granted in paragraph 2 of Easement Agreement executed by the Fairfax County Water Authority, et al, dated October 15, 1985 and recorded among the Fairfax County, Virginia Land Records on October 17, 1985 in Deed Book 6246 at Page 1081, corrected and re-recorded in Deed Book 6448 at Page 1366; SUBJECT HOWEVER, to the terms, limitations, termination provision, and other limitations provided for in said Easement Agreement.

      PARCEL V:

      A perpetual non-exclusive ingress and egress easement as granted in paragraph 1 of Easement Agreement executed by Belle Haven Country Club, Inc., et al, dated October 15, 1985 and recorded among the Land Records of Fairfax County, Virginia on October 17, 1985 in Deed Book 6246 at Page 1074, corrected and re-recorded in Deed Book 6448 at Page 1360; SUBJECT HOWEVER, to the terms and limitations provided for in said Easement Agreement.

      PARCEL VI:

      A ten foot (10') temporary grading easement as granted in paragraph 2 of Easement Agreement executed by Belle Haven Country Club, Inc., et al, dated October 15, 1985 and recorded among the Land Records of Fairfax County, Virginia on October 17, 1985 in Deed Book 6246 at Page 1074, corrected and re-recorded in Deed Book 6448 at Page 1360; SUBJECT HOWEVER, to any termination provisions and other limitations provided for in said Easement Agreement.

                                   EXHIBIT "C"

                        TENANT IMPROVEMENT WORK AGREEMENT

                                    ARTICLE 1

                                   DEFINITIONS

      The terms defined in Article 1 of this Exhibit C, for all purposes of this Exhibit C, shall have the meanings herein specified, and, in addition to the terms defined herein, the definitions in the Basic Terms section of this Lease and otherwise in this Lease shall also apply to this Exhibit C.

      1.01. "Architectural Plans" shall mean one hundred percent (100%) fully coordinated and complete, accurate architectural working drawings and specifications for the tenant improvements for the Premises prepared by Tenant's Architect including all architectural dimensioned plans showing wall layouts, wall and door locations, power and telephone locations and reflected ceiling plans and further including elevations, details, specifications and schedules according to accepted AIA standards.

      1.02. "Landlord's Designer" shall mean the architect or space planner engaged by Landlord to review the Plans for Tenant's Work as contemplated by
Article 2 hereof.

      1.03. "MEP Plans" shall mean one hundred percent (100%) fully coordinated and complete mechanical, electrical an plumbing plans, schedules and specifications for the tenant improvements for the Premises, prepared by Tenant's MEP Engineers in accordance and in compliance with the requirements of applicable building, plumbing, and electrical codes and the requirements of any authority having jurisdiction over or with respect to such plans, schedules and specifications, which are complete, accurate, consistent and fully coordinated with and implement and carry out the Architectural Plans.

      1.04. "Plans" (also known as "Tenant Improvement Plans") shall mean the Architectural Plans together with the MEP Plans, and if applicable, the Structural Plans.

      1.05. "Structural Plans" shall mean one hundred percent (100%) fully coordinated and complete structural plans, schedules and specifications, if any, for the tenant improvements for the Premises, prepared by Tenant's Structural Engineers in accordance and in compliance with the requirements of any authority having jurisdiction over or with respect to such plans, schedules and specifications, which are complete, accurate, consistent and fully coordinated with and implement and carry out the Architectural Plans.

      1.06. "Tenant's Architect" shall mean Zinzer & Dunn.

      1.07. "Tenant's Contractor" shall mean any person or firm selected by Tenant and approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed, to perform Tenant's Work in the Premises.

      1.08. "Tenant's MEP Engineers" shall mean the engineers engaged by Tenant and approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed, to prepare the MEP Plans.

      1.09. "Tenant's Structural Engineers" shall mean the engineers engaged by Tenant and approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed, to prepare the Structural Plans.

      1.10. "Tenant's Work" means the tenant improvements which are supplied, installed, and finished by Tenant and/or Tenant's authorized representative, as provided for hereinbelow. The design of Tenant's Work shall be consistent with sound architectural and construction practice in first class office buildings.

                                    ARTICLE 2

                             COMPLETION OF PREMISES

      2.01. Tenant acknowledges that Landlord has furnished Tenant, at Landlord's cost and expense, one (1) set of base building plans pertaining to the Premises to assist Tenant in preparing the Plans. It is understood and agreed that Landlord in no way warrants the accuracy of such base building plans and Landlord shall not have any liability to Tenant, or anyone claiming through Tenant as a result of such plans. Tenant shall perform a field verification to independently determine the existing conditions, specifications and dimensions of the Premises.

      2.02. On or before June ___, 1994, Tenant, at Tenant's expense, shall prepare and deliver to landlord the Architectural Plans, the MEP Plans, and if structural work is required, the Structural Plans, stamped for permit filing, together with any underlying detailed information Landlord may require in order to evaluate the Plans. Tenant shall deliver any and all Plans, and all revisions thereto to Landlord prior to submitting any of such Plans for permits. Tenant shall promptly apply for and pay the cost of obtaining all permits and certificates for Tenant's Work. Landlord and Tenant shall meet prior to such delivery to discuss the schedule for completion of Tenant's Work. After Landlord's receipt of the Plans, Landlord shall notify Tenant in writing as to whether Landlord approves or disapproves such Plans within (5) business days of receipt of such Plans and such approval shall not be unreasonably withheld or conditioned. All reasonable third party costs incurred by Landlord, including the professional fees of Landlord's Designer, which are related to the review of the Plans shall be paid by Tenant to Landlord within ten (10) days after receipt by Tenant of a statement of such costs.

      2.03. On or before May 31, 1994, Tenant shall inform Landlord of the general contractors from whom Tenant desires to solicit bids for Tenant's Work. Each general contractor from whom Tenant desires to solicit a bid shall be subject to Landlord's reasonable approval. Landlord shall notify Tenant of its approval or disapproval of each general contractor on Tenant's list within five
(5) business days of receipt of such list. The selected general contractor (i.e. Tenant's Contractor) shall contract directly with Tenant, but shall perform such work in coordination with Landlord and Landlord's Designer.

      2.04. If there are any significant changes in the tenant improvements caused by Tenant from the work as reflected in the final working drawings, each such significant change must receive the prior written approval of Landlord, and, in the event of any such approved change in the working drawings, Tenant shall, upon completion of Tenant's Work, furnish Landlord with an accurate "as drawn" plan of Tenant's Work as constructed, which plans shall be incorporated into this Exhibit C by this reference for all intents and purposes. Landlord reserves the right to inspect and to be present during the performance of Tenant's Work solely for the purpose of protecting Landlord's interest in the Property, but Landlord will have no obligation to so inspect or be present and, if Landlord elects to so inspect or to be present during the performance of all or any portion of Tenant's Work, neither such inspection nor such presence shall give rise to any liability by Landlord to Tenant or to any other person or entity.

      2.05. Under no circumstances whatsoever will Tenant, or Tenant's authorized representative, ever alter or modify or in any manner disturb any system or installation of the Building, including the Base Building plumbing system, Base Building electrical system, Base Building heating, ventilating, and air conditioning systems, Base Building fire protection and fire alert systems, Base Building maintenance systems, Base Building structural systems, elevators, and anything located within the central core of the Building. Only under Landlord's express written permission and under direct supervision of Landlord or Landlord's authorized representative shall Tenant or Tenant's authorized representative alter or modify or in any manner disturb any system or installation of the Building which is located within the Premises, including electrical, heating, ventilating, and air conditioning systems, and fire protection and alert systems. For the purposes of this Section, "Base Building" shall be defined as that portion of any Building system or component which is within the core and/or common to and/or serves or exists for the benefit of other tenants in the Building. Any Tenant's Work relating to Building fire and life safety systems shall be performed by a fire and life safety subcontractor named by Landlord and such fire and life safety subcontractor shall be employed as a subcontractor by Tenant's Contractor, at Tenant's sole cost and expense.

      2.06. All design, construction, and installation in connection with Tenant's Work shall conform to the requirements of applicable building, plumbing, and electrical codes and the requirements of any authority having jurisdiction over, or with respect to, such work. Tenant and Tenant's Contractor shall perform Tenant's Work in strict compliance with the Lease, this Exhibit C and the Plans.

      2.07. Tenant shall pay the cost of all Tenant's Work, including all work performed by Tenant's Contractor.

                                    ARTICLE 3

                                  TENANT'S WORK

      3.01. Tenant accepts the Premises "AS IS".

      3.02. Prior to Tenant's occupancy of all or any portion of the Premises, Tenant, at its sole cost and expense, shall:

      (a) Furnish evidence reasonably satisfactory to Landlord that all Tenant's Work has been completed and paid for in full (and such work has been reasonably accepted by Landlord) or provide evidence that any and all liens therefor that have been or might be filed have been discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) or waived, and that no security interests relating to Tenant's Work are outstanding and provide final lien waivers from Tenant's Contractor and all subcontractors;

      (b) Furnish to Landlord a copy of the nonresidential Certificate of Occupancy and all other certifications and approvals with respect to Tenant's Work that may be required from any governmental authority and/or any board or fire underwriters or similar body for the use and/or occupancy of the Premises;

      (c) Furnish to Landlord proof of the insurance required by Paragraph 9 of the Lease;

      (d) Furnish an affidavit from Tenant's Architect certifying that all work performed in the Premises has been completed substantially in accordance with the Plans approved by Landlord;

      3.03. Within thirty (30) days after Tenant's occupancy of all or any portion of the Premises, Tenant, at its sole cost and expense, shall:

      (a) Furnish Landlord with one (1) set of mylar transparent reproducible "as built" drawings of the Premises;

      (b) Furnish an HVAC air balancing report (reasonably satisfactory to Landlord);

      (c) Furnish Landlord with copies of all guaranties and/or warranties; and

      (d) Furnish Landlord with copies of all O&M information, manuals, etc.

      3.04. It shall be Tenant's responsibility to cause Tenant's Contractor and each of Tenant's Contractor's subcontractors, to adhere to the rules and procedures set forth in Exhibit C-1 attached hereto, and it shall be the responsibility of Tenant's Contractor to comply with the insurance requirements described in Exhibit C-2 attached hereto, and Tenant shall be responsible for any violations thereof.

      3.05. Tenant's Contractor shall, at no cost to Landlord, maintain and keep in full force and effect, the insurance required under Exhibit C-2, with such companies, and in such form and amounts as Landlord may reasonably require. Tenant shall, at no cost to Landlord, maintain and keep in full force and effect, the insurance required of Tenant under paragraph 9 of the Lease. Prior to commencement of construction of the tenant improvements, Landlord shall be provided with copies of insurance certificates indicating that coverages as required by Exhibit C-2 hereof are in full force and effect, and copies of the construction contract pursuant to which Tenant's Contractor is engaged in the construction of the tenant improvements. Tenant shall provide Landlord with a list of all subcontractors Tenant's Contractor will use in connection with the performance of Tenant's Work as such subcontractors are selected to assist in the performance of Tenant's Work. At such reasonable times and upon reasonable advance oral notice to Tenant from landlord and/or at such times as any regulatory agencies deem necessary, landlord or Landlord's agent or representatives of such governmental agencies may enter the Premises to make inspection of Tenant's Work. Tenant agrees to pay for any charges levied by governmental and/or other regulatory inspecting agencies as such charges are levied in connection with Tenant's Work.

      3.06. In connection with Tenant's rights and obligations under this Exhibit C, Tenant will not obstruct or interfere with the rights of, or otherwise annoy or injure, other tenants of the Building.

                                   EXHIBIT C-1

                         TENANT CONTRACTOR REQUIREMENTS

A.    General

1. Any demolition, removal or other types of work, which may significantly inconvenience other tenants or disturb building operations, must be scheduled and performed before or after normal working hours. The property management office shall be notified at least 24 hours prior to commencement of such work.

2. All fire alarms testing must be performed after normal working hours unless otherwise required by Fairfax County, Virginia, or as otherwise approved by Landlord.

B.    Prior to Commencement of Work

1. Tenant shall deliver to Landlord, for Landlord's approval, which will not be unreasonably withheld, conditioned or delayed, a list of all the contractors and subcontractors who will be performing the work.

2. The general contractor must submit to Landlord insurance certificates including an indemnity hold harmless clause in accordance with the attached insurance requirements.

3. The general contractor shall be required to obtain a performance and payment bond for the project. Bonding companies shall be licensed in the jurisdiction in which the Building is located. The bond premium shall be included in all bids. Bond form and agent shall be submitted for Landlord review prior to the start of construction.

4. Tenant shall deliver to Landlord two (2) complete sets of permit plans and specifications properly stamped by a registered architect or professional engineer and shall deliver to Landlord any and all subsequent revisions to such plans and specifications.

5. It is Tenant's responsibility to obtain approval of plans and required permits from jurisdictional agencies. Tenant must submit copies of all approved plans and permits to the property management office and post the original permit on the Premises prior to commencement of any work. All work performed by a contractor or subcontractor shall be subject to inspection by the Landlord.

C.    Requirements and Procedures

1. Under no circumstances will the Tenant, or the Tenant's authorized representatives or Tenant's contractor, ever alter or modify or in any manner disturb any building system or its installation, including the Base Building plumbing system, Base Building electrical system, Base Building heating, ventilating, and air conditioning system, Base Building fire protection and fire alarm system, Base Building maintenance system, Base Building structural systems, elevators, or anything located within the central core of the building without the Landlord's express written permission or direct supervision of the Landlord or the Landlord's authorized representatives.

2. All design, construction, and installation shall conform to the requirements of applicable building, plumbing and electrical codes and the requirements of any authority having jurisdiction over such work.

3.    The Landlord shall be entitled to supervise all demolition.

4. Tenant is responsible for installation of the Tenant's telecommunication systems.

5. At such time as other tenants shall occupy the Building, core drilling or cutting shall be permitted only between the hours of 6:00 p.m. and 8:00 a.m. Monday through Friday and 1:00 p.m. on Saturday through 8:00 a.m. on Monday. All core drilling/cutting must be approved by the Base Building structural engineer. X-rays of areas may be required at the Landlord's engineer's discretion. The property management office must be notified at least twenty-four (24) hours prior to commencement of such work.

6. Prior to the initiation of any other tenant construction activity in the Building, Tenant shall make arrangements for use of the loading area and elevators with the property management office. Upon initiation of construction activity by any other tenant in the Building, Tenant shall make arrangements for use of the loading area and elevators with the property management office. Notwithstanding the foregoing, Tenant shall not have a priority over future tenants and/or their contractors in the use of the elevators and loading area. No material or equipment shall be carried under or on top of the elevators. If the building manager deems an elevator operator is required, such operator shall be provided by the general contractor at the general contractor's expense.

7. Tie-in of either fire alarm or sprinkler/fire suppression systems shall not occur until all other work related to such systems has been completed. Only Landlord's contractor or designer (or a Landlord approved sprinkler subcontractor) shall make the tie-in to the Base Building fire alarm and sprinkler/fire suppression system.

8. If a shutdown of risers and mains for electric, HVAC sprinkler, fire protection and plumbing work is required, work shall be scheduled with twenty-four (24) hour advance notice. Drain downs or fill-ups of the sprinkler system or any other work to the fire protection system which may set off an alarm, must be accomplished between the hours of 6:00 p.m. and 8:00 a.m. Monday through Friday and 1:00 p.m. on Saturday through 8:00 a.m. on Monday.

9.    The general contractor must:

      (a)   Properly supervise construction on the Premises at all times.

      (b) Police the job at all times, continually keeping the Premises and Property orderly. All Tenant materials are to be reasonably neatly stacked.

      (c) Maintain cleanliness and protection of all areas, including elevator and lobbies.

      (d) Supply I.D. badges to all construction workers. Any construction worker without a valid badge will be escorted from the building.

      (e) If other tenants occupy the building, provide the property management office with a list of those who are expected on the job after hours or during a weekend. Tenant shall use its best efforts to submit such list by noon on the day in which after hours work is scheduled.

      (f) Arrange for telephone service if necessary. The property management and security telephones will not be available for use by contractors.

      (g) Block off supply and return grills, diffusers and ducts to keep dust from entering into the Building air system.

      (h)   Avoid and prevent the disturbance of other tenants.

10. If Tenant's general contractor is negligent in any of its responsibilities, Landlord shall give Tenant notice of such negligence and a reasonable opportunity to cure such negligence (except in the case of emergencies or potential harm to persons or damage to property) at Tenant's sole expense. If Tenant fails to timely cure such negligence, Landlord may elect to correct the same and the Tenant shall be charged for the corrective work.

11. All equipment and material installation must be equal to the standards of workmanship and quality established for the Building.

12. Upon completion of the work, the Tenant shall submit to the property management office properly executed forms or other documents indicating approval by all relevant agencies of the local government having jurisdiction over the Building whose approval is required for Tenant's use and occupancy of the Premises.

13. The Tenant shall submit to the property management office a final "as-built" set of drawings showing all items of work in full detail.

14. Contractors who require security for the Premises during construction shall provide same at their sole expense. The Landlord will not be liable for any stolen items from the Tenant's work area. It is suggested that the contractor and subcontractors use only tools and equipment bearing an identification mark denoting the contractor and subcontractor's name.

15. All contractors/subcontractors/employees will enter and exit through the loading area, and use the freight elevator. Building passenger elevators may not be used.

16. All contractors are advised of the following: If any part of a contractor's work depends for proper execution or result upon the work of any other separate contractor, the contractor shall inspect and promptly report to the property management office any apparent discrepancies or defects in such work that render it unsuitable for such proper execution and results. Failure of a contractor to so inspect and report shall constitute an acceptance of the other contractor's work as fit and proper to receive his work.

17. Prior to the commencement of construction, Landlord and Tenant will inspect the Building and Tenant will prepare and deliver to Landlord a memorandum setting forth any pre-construction damages to the Building. Any damage caused by the contractor to existing work of others shall be repaired or replaced at the sole cost and expense of the contractor to the satisfaction of the Landlord.

18. The contractor shall be responsible for the protection of finished surfaces of public areas (floors, walls, ceiling, etc.).

19. In the event Landlord deems Tenant's Work to be excessive in electrical usage, Landlord may at any time during the performance of Tenant's Work, require that Tenant install, at Tenant's sole cost and expense, electric submeters on each floor of the Premises. All electric power to Tenant's contractor and subcontractors' tools shall be powered through such submeters. Tenant shall pay Landlord for use of such electric power within ten (10) days after written demand. If Tenant requests that Landlord provide central heating or air conditioning, Tenant shall be charged the then prevailing hourly rate for such central heating or air conditioning service.

20. Contractors will be permitted to use restroom facilities only on the floor which construction services are being provided. Any damages to these facilities will be repaired by the contractor at its sole cost and expense. Landlord will provide no janitorial services to such restrooms.

21. The contractor must arrange to have freight or stock received by its own forces. Contractors and subcontractors are required to request loading area space for offloading materials and/or equipment required to construct the Tenant's space. All requests are to include the name of the supplier/hauler, time of expected arrival and departure from the Landlord's loading area, name of contractors and subcontractors designated to accept delivery, and the location that the materials/equipment will be transported by the contractor/subcontractor. Disregard for this requirement will result in those vehicles being moved at the vehicle owner's expense. Under no circumstances will a vehicle be parked and left in the loading area. The contractor must provide for storage and removal of all trash at the contractor's expense. The contractor is not allowed to use the building trash dumpster under any circumstances. Notwithstanding the foregoing, prior to the Commencement Date, Tenant's contractors and subcontractors may only park in the parking area on the Premises specifically designated by Landlord. Subsequent to the Commencement Date, Tenant's contractors and subcontractors may only park in parking areas specifically designated by Landlord. Any building materials left in the loading area, service corridor, stairwell, on the site, etc. will be removed from the Property at the contractor's expense. Upon delivery of materials to the loading area, tools, supplies, equipment, etc., the transport vehicle must be removed from the loading area prior to the materials being carried to the work-site.

D.    Completion of the Work

1. Before construction can be considered complete, the contractor must submit the following to the property management office:

      (a) Copies of all required certificates from the governmental or regulatory authorities.

      (b)   Copies of all guaranties and/or warranties.

      (c)   An HVAC air balancing report.

      (d) A final release and waiver of lien (contractor, subcontractor, suppliers, etc.)

      (e)   As built drawings.

      (f)   Copies of all O&M information, manuals, etc.

                                   EXHIBIT C-2

                             INSURANCE REQUIREMENTS

The contractor shall, throughout the duration of any contract or any work authorized under contract, at its expense, carry and from time to time renew Worker's Compensation Insurance, Public Liability Insurance in the amount of $2,000,000, single limit covering both Bodily Injury and Property Damage, including coverage for the below noted indemnity agreement in such amounts as may be approved by the Landlord. An insurance certificate in the customary form, naming WHT Investors, Inc. and Landlord as additional insured and evidencing that premiums therefore have been paid, shall be delivered to Landlord simultaneously with the execution of any contract and prior to performing any work authorized under a contract and within thirty (30) days prior to expiration of such insurance a like certificate shall be delivered to Landlord evidencing the renewal of such together with evidence satisfactory to Landlord of payment of the premium. All certificates must contain a provision that if such policies are canceled or changed during the periods of coverage as stated therein, in such a manner as to affect this certificate, written notice will be mailed to the Landlord by registered mail ten (10) days prior to such cancellation or change.

                                   EXHIBIT "D"

                            FIRST AMENDMENT TO LEASE

      THIS AGREEMENT, made this ____ day of ____________, 1994 by and between WHT REAL ESTATE LIMITED PARTNERSHIP, a Delaware Limited Partnership, (hereinafter referred to as "Landlord") and SOFTWORKS, INC., incorporated in the State of Maryland, hereinafter referred to as ("Tenant").

                              WITNESSETH:

      WHEREAS, Landlord and Tenant did enter into that certain Lease Agreement, dated ______________, for the demise of Suite 300 and Suite 400, located at 5845 Richmond Highway, Alexandria, Virginia 22303, ("Premises"), which said Premises, and any and all improvements located thereon are more particularly described therein (hereinafter the "Lease"); and

      WHEREAS, all terms defined in the lease shall have the same meanings when referred to herein; and

      WHEREAS, Landlord has requested that Tenant acknowledge the "Commencement Date" of the Lease, pursuant to and in accordance with Paragraph 5 thereof, and Landlord has further requested Tenant to acknowledge and confirm (i) its obligations attendant upon such Commencement Date, and (ii) the Expiration Date of the Lease, pursuant to and in accordance with Paragraph 5 thereof; and

      WHEREAS, Tenant has agreed to acknowledge said Lease commencement and expiration dates.

      NOW THEREFORE, in consideration of the premises and the mutual promises and covenants herein contained, Landlord and Tenant hereby agree as follows:

      1. The Commencement Date of the Lease shall be _____________, and the Expiration Date of the Lease shall be ______________, and such respective dates of commencement and expiration of the Lease shall, if different from the dates designated in Item (g) of Basic Terms of the Lease, be substituted therefor. It is understood and agreed by Landlord and Tenant that any and all of Tenant's covenants and obligations as by the Lease provided shall become effective as of the said Commencement Date, including, but not limited to, the payment of Minimum Annual Rent, additional rent, insurance, and any and all other Rent as designated in Item (h) of Basic Terms of the Lease.

      2. The pro-rated monthly rent due for the first partial month's occupancy (September 12 through September 30) shall be equal to $15,697.80 and shall be due and payable on October 1, 1994. Landlord hereby acknowledges receipt of the first full month's Rent due under the terms of this Lease, which Rent shall be applied toward rent due for October. Thereafter all monthly Rent shall be due and payable in advance on the first day of each month during the Term of the Lease. In addition, all annual increases shall commence beginning on October 1, 1995 and continue each year thereafter as defined in the Lease.

      3. EXCEPT as hereby modified and amended, all other terms, provisions, covenants and conditions of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, Landlord and Tenant have caused this First Amendment to lease to be executed by their duly authorized representatives on the day and year above written.

WITNESS:                             LANDLORD:

                                     WHT REAL ESTATE
                                     LIMITED PARTNERSHIP
                                     By:  WHT Investors, Inc., general
                                     partner


By:                                  By:
   ------------------------
                                     Its:

                                     TENANT:

WITNESS:                             SOFTWORKS, INC.


By:                                  By:
   ------------------------             ---------------------------

                                     Its:
                                        ---------------------------

                              EXHIBIT "E"

                    CLEANING AND JANITORIAL SERVICES

           I. MAIN LOBBIES, ELEVATOR LOBBIES, STAIRWAYS, ELEVATORS

Nightly Services (Five nights per week)

1. Gather all wastepaper and place for disposal. Replace liner bags from customer's stock or provide and back charge.

2.    Dust mop title or hard surfaced floors.

3.    Vacuum all carpet

4.    Spot clean all carpet.

5.    Empty and wash all ashtrays.

6.    Wash entrance door glass, spot clean partition glass.

7.    Dust all horizontal surfaces. Spot wash to remove spillage.

8.    Vacuum all walk-on mats.

9. Clean and polish elevator doors, tracks, cab stainless or brass. Vacuum carpet and spot clean.

10.   Damp mop tile or hard surfaced floors.

11.   Spray buff tile or hard surfaced floors.

12.   Spot clean all wall surfaces to remove smudges and hand prints.

13.   Wash and sanitize drinking fountains.

Weekly Services (One time per week)

1.    Dust mop and damp mop stairways.

2.    Dust down banisters and risers in stair-ways.

3.    Bonnet clean carpeted lobbies.

Monthly Services

1. Wash both sides of all interior and exterior glass (except for the interior of glass in leased space).

Semi Annual Services (Two times per year)

1. Strip, thoroughly rinse, and apply two coats of sealer, and two coats of finish to tile and hard surfaced floors.

                             II. GENERAL OFFICE AREA

Nightly Services (Five nights per week)

1. Gather all wastepaper and place for disposal. Replace liner bags from customer's stock or provide and back charge.

2.    Empty and wash all ashtrays.

3.    Dust mop all tile and hard surfaced floors.

4.    Vacuum all carpeted traffic pattern areas.

5.    Spot clean carpeted areas.

6.    Dust desks, chairs, tables, file cabinets, and telephones.

7.    Remove fingerprints from doors, light switches, and partition glass.

8.    Wash all drinking fountains.

Weekly Services (one time per week)

1.    Dust low and high horizontal and vertical surfaces.

2. Detail vacuum corners, edges, and hard to reach areas not vacuumed nightly.

3.    Dust mop, damp mop, and spray buff tile floors.

4.    Vacuum all fabric office furniture, including chairs and couches.

Monthly Services (Every two months)

1.    Refinish all tile floors with one (1) coat of floor finish.

2.    Vacuum draperies and ceiling vents.

Quarterly Services

1.    Wash both sides of all exterior glass.

Annual Services (Where applicable)

1. Strip, thoroughly rinse, and apply two (2) coats of sealer and two (2) coats of finish to tile floors.

2.    Wash ceiling lights to include lenses, bulbs, and pans.

                                 III. RESTROOMS

Nightly Services (Five nights per week)

1.    Clean and sanitize wash basins, toilets, and urinals.

2.    Clean and polish dispensers, chrome fittings, mirrors, and entrance doors.

3.    Dust mop and wet mop floors using a disinfectant mopping soap.

4.    Dust ledges and partitions.

5. Fill dispensers from stock. Towels, tissue, sanitary napkins, and hand soap to be furnished by customer or provided and back charged.

6.    Report any fixture not working properly to building management.

Weekly Services (one time per week)

1.    Spot wash partitions, walls and doors.

Monthly Services (One time per month)

1.    Machine scrub ceramic tile floors.

2.    Dust ceiling vents.

3.    Hand wash all ceramic walls.

                                  IV. LUNCHROOM

Nightly Services (Five nights per week)

1.    Empty trash receptacles and damp wipe outside of container.

2.    Dust mop tile or hard surfaced floors.

3.    Damp mop spills from tile or hard surfaced floors.

4.    Vacuum carpet and spot clean.

5.    Remove spots from walls in eating area.

6.    Dust chairs and counters.

7.    Wash table tops to remove spillage.

8.    Empty and wash ashtrays.

Weekly Services (One time per week)

1.    Dust mop, damp mop, and spray buff tile or hard surfaced floors.

Semi Monthly (Six times per year)

1. Refinish all tile or hard surfaced floors with one (1) coat of floor finish.

Annual Services (one time; per year)

1. Strip, thoroughly rinse, apply two (2) coats of sealer and two (2) coats of floor finish to tile or hard surfaced floors.

                                   EXHIBIT "F"

                              RULES AND REGULATIONS

      This Exhibit "F" is attached to and made a part of that Agreement of Lease dated _______________, 1994 (the "Lease"), between WHT REAL ESTATE LIMITED PARTNERSHIP, a Delaware Limited Partnership ("Landlord"), and SOFTWORKS, INC., ("Tenant"). Unless the context otherwise requires, the terms used in this Exhibit that are defined in the Lease shall have the same meaning as provided in the Lease.

      The following rules and regulations have been formulated for the safety and well-being of all tenants of the Building and to insure compliance with governmental and other requirements. Strict adherence to these rules and regulations is necessary to guarantee that each and every tenant will enjoy a safe and undisturbed occupancy of its premises in the Building. Any continuing violation of these rules and regulations by Tenant shall constitute a default by Tenant under the Lease.

      Landlord may, upon request of any tenant, waive the compliance by such tenant of any of the following rules and regulations, provided that (i) no waiver shall be effective unless signed by Landlord's authorized agent, (ii) any such waiver shall not relieve such tenant from the obligation to comply with such rule or regulation in the future unless otherwise agreed to by Landlord,
(iii) no waiver granted to any tenant shall relieve any other tenant from the obligation of complying with these rules and regulations, unless such other tenant has received a similar written waiver from Landlord, and (iv) any such waiver shall not relieve such tenant from any liability to Landlord from any loss or damage occasioned as a result of such tenant's failure to comply.

      1. The sidewalks, entrances, passages, courts, elevators, vestibules, stair-ways, corridors, roof, halls and other parts of the Building not exclusively occupied by any tenant shall not be obstructed or encumbered by any tenant or used for any purpose other than ingress and egress to and from each tenant's premises. Landlord shall have the right to control and operate the public portions of the Building, and the facilities furnished for common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally. No tenant shall permit the visit to its premises of persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrance, corridors, elevators and other public portions or facilities of the Building by other tenants.

      2. No awnings or other projections shall be attached to the outside walls of the Building without the prior written consent of Landlord. No drapes, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises, without the prior written consent of Landlord which consent shall not be unreasonably withheld. All awnings, projections, curtains, blinds, shades, screens and other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord.

      3. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building or any tenant's premises, nor placed in the halls, corridors or vestibules without the prior written consent of Landlord.

      4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no debris, rubbish, rags or other substances shall be thrown therein. All damage resulting from any misuse of the fixtures shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees, shall have cause the same.

      5. There shall be no marking, painting, drilling into or defacement of the Building or any part of any tenant's premises that is visible from public areas of the Building. Tenants shall not construct, maintain, use or operate within their respective premises any electrical device, wiring or apparatus in connection with a loud speaker system or other sound system, except as reasonably required as part of a communication system approved prior to the installation thereof by Landlord. No such loud speaker or sound system shall be constructed, maintained, used or operated outside the premises of any tenant.

      6. No bicycles or vehicles and no animals, or pets of any kind (except a bird can be allowed entry for a period of one day every other week provided it is confined and attended to at all times while in the Building) shall be brought into or kept in or about the Building or any tenant's premises, except that this rule shall not prohibit the parking of bicycles or vehicles in areas specifically designated therefor by Landlord. No cooking or heating of food prepared in portable microwave ovens (provided that no odors are emitted). No tenant shall cause or permit any unusual or objectionable odors to be produced upon or permeate from its premises. Vending machines shall be permitted with Landlord's prior written consent.

      7. No space in the Building shall be used for the manufacture of goods for sale in the ordinary course of business, or for the sale at auction of merchandise, goods or property of any kind. Furthermore, the use of its premises by any tenant shall not be changed without the prior approval of Landlord.

      8. No tenant shall make any unseemly or disturbing noises or disturb or interfere with the occupants of the Building or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, talking machine, whistling, singing, or in any other way. No tenant shall throw anything out of the doors or windows or into or down the corridors or stairs of the Building.

      9. No flammable, combustible or explosive fluid, chemical or substance shall be brought into or kept upon the Premises.

      10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any tenant, nor shall any changes be made in any existing locks or the locking mechanism therein, without Landlord's approval. The doors leading to the corridors or main halls shall be kept closed during business hours except as they may be used for ingress or egress. Each tenant shall, upon the termination of its tenancy, restore to Landlord all keys of stores, offices, storage and toilet rooms either furnished to, or otherwise procured by, such tenant, and in the event of the loss of any keys so furnished, such tenant shall pay to Landlord the replacement cost thereof. Tenant's key system, shall be separate from that for the rest of the Building.

      11. Landlord reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these rules and regulations of the Lease.

      12. No tenant shall pay for any employees on its premises, except those actually working for such tenant's premises.

      13. Landlord reserves the right to exclude from the Building at all times any person who is not known or does not properly identify himself or herself to the Building management or watchman on duty. Landlord may, at its option, require all persons admitted to or leaving the Building between the hours of 6:00 p.m. and 7:00 a.m., Monday through Friday, and at any hour on Saturdays, Sundays and legal holidays, to register. Each tenant shall be responsible for all persons for whom it authorizes entry in the Building, and shall be liable to Landlord for all acts or omissions of such persons.

      14. The Premises shall not, at any time, be used for lodging or sleeping or for any immoral or illegal purposes.

      15. Tenant assumes full responsibility for protecting the Premises from theft, and each tenant, before closing and leaving the Premises at any time, shall see that all doors and windows are closed and locked, and all lights turned off.

      16. Landlord's employees shall not perform any work or do anything outside of their regular duties, unless under special instruction from the management of the Building. The requirements of tenants will be attended to only upon application to Landlord, and any such special requirements shall be billed to Tenant and paid when the next installment of rent is due) in accordance with the schedule of charges maintained by Landlord from


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

            time to time or at such charge as is agreed upon in advance by Landlord and Tenant.

      17. Canvassing, soliciting and peddling in the Building and on the Property are prohibited and each tenant shall cooperate to prevent the same. Peddlers, solicitors and beggars shall be reported to the Building manager or as Landlord otherwise requests.

      18. There shall not be used in any space, or in the public halls of the Building, either by any tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards. Tenant shall be responsible to Landlord for any loss or damage resulting from any deliveries made by or for Tenant to the Building.

      19. Mats, trash or other objects shall not be placed in the public corridors of the Building.

      20. Landlord does not maintain suite finishes which are non-standard, such as kitchens, bathrooms, wallpaper, special lights, etc. However, should the need arise for repair of items not maintained by Landlord, Landlord will arrange for the work to be done at Tenant's expense.

      21. Drapes installed by Landlord for the use of Tenant or drapes installed by Tenant, with Landlord's approval, which are visible from the exterior of the Building, must by cleaned by Tenant at least once a year, without notice, at the tenant's own expense.

      22. The Building directory located in the Building lobby as provided by Landlord shall be available to Tenant solely to display its name and location in the Building, which display shall be as directed by Landlord.

      23. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

      24. Tenant shall not install linoleum, tile, carpet or other floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord, which approval shall not be unreasonably withheld.

      25. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators and other such other conditions as shall be designated by Landlord.

      26. Tenant shall not waste heat or air-conditioning and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning, and shall refrain from attempting to adjust any controls other than room thermostats installed for Tenant's use.

      27. Landlord shall have sole power and discretion to control the quantity, size, location, and design of all tenant identification signage. No such signage shall be erected without Landlord's written consent.

      28. The loading dock area is exclusively reserved for authorized traffic and Tenant shall not use same for temporary parking.

      29. No eating, drinking, sleeping, or loitering shall be permitted in the lobby areas.

      30. Landlord may from time to time alter or amend these Rules and Regulations, and Tenant shall comply with the Amended Rules and Regulations.


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

                                   EXHIBIT "G"

                           TENANT ESTOPPEL CERTIFICATE

TO:   ______________________________________

RE:   Property Address: ____________________
      Lease Date: __________________________
      Between: _____________________________, Landlord

      and __________________________________, Tenant

      Rentable Area Leased: ________________
      Suite No. ____________________________
      Floor: _______________________________

      The undersigned, Tenant under the above-referenced lease ("Lease"), certifies to ____________________, the following:

      1. The above-described Lease has not been canceled, modified, assigned, extended or amended except as follows:
      _________________________________________________________________________

      2. There is no prepaid rent, except $__________ and the amount of security deposit is $____________.

      3. We took possession of the Premises on ______________ and commenced (or will commence) to pay Rent on __________________, 19 , and has been paid through ___________________________.

      4. The Lease terminates on _______________ and we have the following renewal option(s) _______________________________________________________.

      5. All work to be performed for us under the Lease has been performed as required and has been accepted by us, except ___________________________.

      6. The Lease is: (a) in full force and effect; (b) free from default; and
      (c) we have no claims against the Landlord or offsets against Rent.

      7. The undersigned has received no notice of prior sale, transfer or assignment, hypothecation or pledge of the Lease or of the Rent secured therein other than to you, except, ____________________________________.

      8. That the Premises as let are being used for the purpose as described in the Lease.

      If we are a corporation, the undersigned is a duly appointed officer of the corporation signing this certificate and is the incumbent in the office indicated under (his) (her) name.

      In any event, the undersigned individual(s) (is) (are) duly authorized to execute this certificate.

      Dated this ________ day of ________________, 19__.

                                        TENANT:

                                        ___________________________


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

                                      INDEX

                                                                            Page
                                                                            ----
1.    Basic Terms
2.    Effect of Reference to Basic Terms
3.    Lease of Premises
4.    Completion by Tenant
5.    Term
6.    Use of Premises
7.    Rent
8.    Security Deposit
9.    Insurance and Indemnification
10.   Damage by Fire or Other Casualty; Casualty Insurance
11.   Condemnation
12.   Non-abatement of Rent
13.   Repairs and Maintenance
14.   Utilities and Services
15.   Governmental Regulations
16.   Directory; Signs
17.   Alterations and Additions
18.   Landlord's Right of Entry
19.   Quiet Enjoyment
20.   Assignment and Subletting
21.   Subordination
22.   Tenant's Certificate
23.   Surrender
24.   Defaults; Remedies
25.   Bankruptcy or Insolvency; Assumption; Adequate Protection
26.   Interpretation
27.   Definition of Landlord; Landlord's Liability
28.   Notices
29.   Brokerage
30.   Relocation of Tenant
31.   Guarantee
      Addendum to Agreement of Lease

                              SCHEDULE OF EXHIBITS

"A"   Floor Plans
"A-1" Computer/Equipment Inventory
"B"   Description of Property
"C"   Tenant Improvement Work Agreement
"D"   First Amendment to Lease
"E"   Cleaning and Janitorial Services
"F"   Rules and Regulations
"G"   Tenant Estoppel Certificate